UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-06650

Lord abbett research fund, inc.

(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, NJ 07302

(Address of principal executive offices) (Zip code)

John T. Fitzgerald, Esq., Vice President & Assistant Secretary

90 Hudson Street, Jersey City, NJ 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 522-2388

Date of fiscal year end: 11/30

Date of reporting period: 11/30/2021

Item 1:	Report(s) to Shareholders.

LORD ABBETT
ANNUAL REPORT

Lord Abbett

Dividend Growth Fund

Growth Opportunities Fund

Small Cap Value Fund

For the fiscal year ended November 30, 2021

Table of Contents

1	A Letter to Shareholders

11	Investment Comparisons

15	Information About Your Fund’s Expenses and Holdings Presented by Sector

Schedules of Investments:

22	Dividend Growth Fund

25	Growth Opportunities Fund

28	Small Cap Value Fund

32	Statements of Assets and Liabilities

34	Statements of Operations

36	Statements of Changes in Net Assets

38	Financial Highlights

50	Notes to Financial Statements

67	Report of Independent Registered Public Accounting Firm

68	Supplemental Information to Shareholders

Lord Abbett Research Fund

Lord Abbett Dividend Growth Fund,

Lord Abbett Growth Opportunities Fund and
Lord Abbett Small Cap Value Fund
Annual Report

For the fiscal year ended November 30, 2021

From left to right: James L.L. Tullis, Independent Chairman of the Lord Abbett Funds and Douglas B. Sieg Director, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Funds for the fiscal year ended November 30, 2021. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and timely information about the Funds, please visit our website at www.lordabbett. com, where you can also access the quarterly commentaries that provide updates on each Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg

Director, President and Chief Executive Officer

Lord Abbett Dividend Growth Fund

For the fiscal year ended November 30, 2021, the Fund returned 22.95%, reflecting performance at the net asset value (“NAV”) of Class A shares with all distributions reinvested, compared to its benchmark, the S&P 500® Index1, which returned 27.92% over the same period.

The twelve-month period ending November 30, 2021 was primarily a story of the dramatic economic and market recovery that occurred within the U.S., despite the persistent presence of COVID-19. The S&P 500® Index1 and the tech-heavy Nasdaq Composite Index2 returned 27.92% and 28.20%, respectively. Large cap stocks3 outperformed small cap stocks4 (26.67% vs. 22.03%), while growth5 outperformed value6 (29.39% vs. 22.92%).

Following volatility throughout the fall of 2020, markets rallied in the month of

December, with the S&P 500® Index gaining 3.84%. The Dow Jones Industrial Average also continued its push through the 30,000 level. The strong performance was mainly attributed to vaccine approvals and a bipartisan compromise on a fifth pandemic relief package. Additionally, the U.S. Federal Reserve (the “Fed”) cleared banks to resume share buybacks in the first quarter of 2021, subject to a limit, after the industry fared well in the second round of stress tests. This was a notable development considering the industry had mostly struggled throughout 2020.

To start the new year, various factors impacted markets, although the longstanding bullish narrative surrounding stimulus and vaccine optimism remained largely intact. Momentum continued behind the pro-cyclical and pro-value rotation on the back of the Democrats’ surprise victory in the Georgia U.S. Senate runoff elections. As such, value outperformed growth during the first quarter by the largest margin in two decades. Overall, the S&P 500® Index reported growth in earnings of 52% during the first quarter of 2021.

Inflation fears and renewed concerns over variants of the coronavirus did little to slow the market down during the second quarter of 2021, as the S&P 500® Index and Nasdaq Composite Index returned 8.55% and 9.68%, respectively, with both indices breaching all-time highs. After lagging meaningfully since the announcement of the vaccine news, growth outperformed value during the quarter. Second quarter reported earnings were even stronger than the first quarter, with the blended growth rate for the S&P 500® Index at 88%, which was the highest year-over-year growth since the fourth quarter of 2009. In aggregate, companies were reporting earnings 17.1% ahead of consensus in the second quarter, the fourth highest on record, and revenues 4.9% ahead of consensus, the highest on record.

The bullish narrative continued into the start of the third quarter. For most of July and August, investor focus was largely centered around themes, such as a central bank liquidity tailwind, continued vaccine progress, upside in corporate earnings surprises, and reopening momentum. However, U.S. markets were met with increasing headwinds toward the latter half of the quarter, which included the increased spread of the Delta variant and rising concerns over supply chain and input price pressures on corporate earnings. This was reflected by consumer prices rising 5.4% year-over-year, in both June and July (the fastest pace since August 2008). Inflation maintained its record pace in August as consumer prices rose 5.3% year-over-year, albeit below economist expectations for the month. Uncertainty around the Fed tapering presented additional headwinds to the market. Toward the end of the third quarter, the Fed indicated that a reduction in its $120 billion per month asset-purchase plan might soon be warranted.

U.S. markets were also affected by negative headlines overseas, most notably China’s regulatory crackdown of the private education and technology sectors and broad worries about a default by Chinese real estate developer Evergrande. These headwinds culminated in a volatile September, with all major U.S. indices finishing in negative territory. Specifically, the S&P 500® Index snapped a streak of seven consecutive months of positive returns and had its worst performing month since March 2020.

The U.S. equity market continued to be strong during the fourth quarter as all U.S. major indices exhibited positive performance. The S&P 500® Index and the Nasdaq Composite Index returned 6.26% and 7.65%, respectively, through November. Strong consumer demand, underpinned by robust corporate and consumer balance sheets, has helped keep operating leverage and margins elevated for corporations, despite increased supply chain and input price pressures. The Friday following Thanksgiving in the U.S. saw a big market selloff with all the major indices down over 2% on concerns that the emergence of the new Omicron variant could derail the last bout of economic normalization traction. This added to continued concerns around the shift in the transient versus persistent inflation debate.

Over the 12-month period ending November 30, 2021, security selection within communication services and industrials detracted most from the Fund’s relative performance. Within the communication services sector, Walt Disney Corporation, an American multinational entertainment and media conglomerate, detracted most from relative performance. In the fall, shares of Disney fell after operating income was well below consensus forecasts, driven primarily by higher than expected direct to consumer (DTC) losses. The company also announced that DTC costs are projected to surpass the previous guide and it now expects that peak losses will be next year compared to the original forecast of this year. Additionally, the Fund’s allocation to Verizon Communications Inc., an American wireless network operator, detracted from relative performance. Shares lagged over the second half of the year as the company aggressively increased promotions. While these promotions helped increase subscribers, they also negatively impacted margins. Within the industrials sector, FedEx Corp., a transportation company, detracted most from relative performance. The company experienced a significant increase in costs during the second half of 2021. This was largely attributed to labor market disruptions, including a shortage of workers and higher labor costs.

Conversely, stock selection within health care and information technology contributed to the Fund’s relative performance during the period. Within the health care sector, the Fund’s allocation to West Pharmaceutical Services, Inc., a designer and manufacturer of injectable pharmaceutical packaging, contributed most to relative performance. Shares rose after the second quarter earnings report revealed that the company was able to successfully expand margins more than estimated. While the company does continue to benefit from COVID-19 related demand, the other core business segments continued to grow, including the Biologics and Pharma segments in which sales grew by double-digits. Within the information technology sector, the Fund’s allocation to Nvidia Corp., a manufacturer of computer graphics processors, chipset and related multimedia software, contributed to relative performance. Shares rose throughout the period but specifically rallied in early November due to the launch of the company’s Omniverse Enterprise platform, an easily extensible, open platform built for virtual collaboration and real-time physically accurate simulation. Lastly, the Fund’s holding of Microsoft Corp., a technology corporation that produces computer software, consumer electronics, personal computers, and related services, contributed to relative performance. Shares rose after the company announced that it had agreed to acquire Nuance Communications, a computer software company. The acquisition was viewed positively as we believe it should position Microsoft well within the cloud space and specifically within its healthcare cloud initiatives.

Additionally, shares rallied after the company’s fiscal third quarter earnings beat expectations and revenue guidance was $1 billion above consensus.

Lord Abbett Growth Opportunities Fund

For the fiscal year ended November 30, 2021, the Fund returned 12.09%, reflecting performance at the net asset value (“NAV”) of Class A shares with all distributions reinvested, compared to its benchmark, the Russell Midcap® Growth Index,7 which returned 17.72% over the same period.

The twelve-month period ending November 30, 2021 was primarily a story of the dramatic economic and market recovery that occurred within the U.S., despite the persistent presence of COVID-19. The S&P 500® Index1 and the tech heavy Nasdaq Composite Index2 returned 27.92% and 28.20%, respectively. Large cap stocks3 outperformed small cap stocks4 (26.67% vs. 22.03%), while growth5 outperformed value6 (29.39% vs. 22.92%).

Following volatility throughout the fall of 2020, markets rallied in the month of December, with the S&P 500® Index gaining 3.84%. The Dow Jones Industrial Average also continued its push through the 30,000 level. The strong performance was mainly attributed to vaccine approvals and a bipartisan compromise on a fifth pandemic relief package. Additionally, the U.S. Federal Reserve (the “Fed”) cleared banks to resume share buybacks in the first quarter of 2021, subject to a limit, after the industry fared well in the second round of stress tests. This was a notable development considering the industry had mostly struggled throughout 2020.

To start the new year, various factors impacted markets, although the longstanding bullish narrative surrounding stimulus and vaccine optimism remained largely intact. Momentum continued behind the pro-cyclical and pro-value rotation on the back of the Democrats’ surprise victory in the Georgia U.S. Senate runoff elections. As such, value outperformed growth during the first quarter by the largest margin in two decades. Overall, the S&P 500® Index reported growth in earnings of 52% during the first quarter of 2021.

Inflation fears and renewed concerns over variants of the coronavirus did little to slow the market down during the second quarter of 2021, as the S&P 500® Index and Nasdaq Composite Index returned 8.55% and 9.68%, respectively, with both indices breaching all-time highs. After lagging meaningfully since the announcement of the vaccine news, growth outperformed value during the quarter. Second quarter reported earnings were even stronger than the first quarter, with the blended growth rate for the S&P 500® Index at 88%, which was the highest year-over-year growth since the fourth quarter of 2009. In aggregate, companies were reporting earnings 17.1% ahead of consensus in the second quarter, the fourth highest on record, and revenues 4.9% ahead of consensus, the highest on record.

The bullish narrative continued into the start of the third quarter. For most of July and August, investor focus was largely centered around themes, such as a central bank liquidity tailwind, continued vaccine progress, upside in corporate earnings surprises, and reopening momentum. However, U.S. markets were met with increasing headwinds toward the latter half of the quarter, which included the increased spread of the Delta variant, rising concerns over supply chain and input price pressures on corporate earnings. This was reflected by consumer prices rising 5.4% year-over-year, in both June and July (the fastest pace since August 2008). Inflation maintained its record pace in August as consumer prices rose 5.3% year-over-year, albeit below economist expectations for the month. Uncertainty around the Fed tapering presented additional headwinds to the market. Toward the end of the third quarter, the Fed indicated that a reduction in its $120 billion per month asset-purchase plan might soon be warranted. U.S. markets were also affected by negative headlines overseas, most notably China’s regulatory crackdown of the private education and technology sectors and broad worries about a default by Chinese real estate developer Evergrande. These headwinds culminated in a volatile September, with all major U.S. indices finishing in negative territory. Specifically, the S&P 500® Index snapped a streak of seven consecutive months of positive returns and had its worst performing month since March 2020.

The U.S. equity market continued to be strong during the fourth quarter as all major U.S. indices exhibited positive performance. The S&P 500® Index and the Nasdaq Composite Index returned 6.26% and 7.65%, respectively, through November. Strong consumer demand, underpinned by robust corporate and consumer balance sheets, has helped keep operating leverage and margins elevated for corporations, despite increased supply chain and input price pressures. The Friday following Thanksgiving in the U.S. saw a big market selloff with all the major indices down over 2% on concerns that the emergence of the new Omicron variant could derail the last bout of economic normalization traction. This added to continued concerns around the shift in the transient versus persistent inflation debate.

From an industry standpoint, security selection within software and information technology services were the largest detractors from the Fund’s performance over the period. Specifically, the portfolio’s position in Splunk, Inc., a leading provider of software for searching, monitoring, and analyzing machine-generated data, was the largest individual detractor from relative performance. Shares of the company fell in December after it reported quarterly earnings and revenue targets that fell way short of consensus expectations. Revenue and annual recurring revenue (ARR) growth figures fell short of expectations largely as a result of customer hesitation regarding authorizing large deals.

The Fund’s position in RingCentral, Inc., a provider of cloud-based communications and collaboration solutions for businesses, was also a notable detractor over the period. Although the company benefited greatly from the massive shift to remote work throughout the initial pandemic-related lockdowns, the stock largely struggled throughout the period as investors became increasingly focused on valuations as the economy began to reopen. Shares of RingCentral also fell following the initial announcement that Zoom had come to an agreement to acquire Five9, a leading cloud contact center software.

Although the Fund’s software allocation was a primary drag on performance, its position in HubSpot, Inc., a developer of software products for inbound marketing, sales, and customer service, was the largest individual contributor to relative performance over the period. After growing 30% in 2020, the company continued to experience strong growth acceleration throughout 2021, as businesses continued to digitize their go-to-market motion. In the fourth quarter of 2020, the company hit two important milestones: crossing the $1 billion ARR mark and eclipsing 100,000 customers.

The Fund’s position in Dexcom, Inc., a medical device manufacturing company that focuses on glucose monitoring systems for ambulatory use by people with diabetes, was also a notable contributor to relative performance. Shares of the stock rallied throughout the period as more people were able to get elective procedures compared to 2020.

Lord Abbett Small Cap Value Fund

For the fiscal year ended November 30, 2021, the Fund returned 27.48% reflecting performance at the net asset value (“NAV”) of Class A shares with all distributions reinvested, compared to its benchmark, the Russell 2000 Value® Index,8 which returned 33.01% over the same period.

The twelve-month period ending November 30, 2021 was primarily a story of the dramatic economic and market recovery that occurred within the U.S., despite the persistent presence of COVID-19. The S&P 500® Index1 and the tech-heavy Nasdaq Composite Index2 returned 27.92% and 28.20%, respectively. Large cap stocks3 outperformed small cap stocks4 (26.67% vs. 22.03%), while growth5 outperformed value6 (29.39% vs. 22.92%).

Following volatility throughout the fall of 2020, markets rallied in the month of December, with the S&P 500® Index gaining 3.84%. The Dow Jones Industrial Average also continued its push through the 30,000 level. The strong performance was mainly attributed to vaccine approvals and a bipartisan compromise on a fifth pandemic relief package. Additionally, the U.S. Federal Reserve (the “Fed”) cleared banks to resume share buybacks in the first quarter of 2021, subject to a limit, after the industry fared well in the second round of stress tests. This was a notable development considering the industry had mostly struggled throughout 2020.

To start the new year, various factors impacted markets, although the longstanding bullish narrative surrounding stimulus and vaccine optimism remained largely intact. Momentum continued behind the pro-cyclical and pro-value rotation on the back of the Democrats’ surprise victory in the Georgia U.S. Senate runoff elections. As such, value outperformed growth during the first quarter by the largest margin in two decades. Overall, the S&P 500® Index reported growth in earnings of 52% during the first quarter of 2021.

Inflation fears and renewed concerns over variants of the coronavirus did little to slow the market down during the second quarter of 2021, as the S&P 500® Index and Nasdaq Composite Index returned 8.55% and 9.68%, respectively, with both indices breaching all-time highs. After lagging meaningfully since the announcement of the vaccine news, growth outperformed value during the quarter. Second quarter reported earnings were even stronger than the first quarter, with the blended growth rate for the S&P 500® Index at 88%, which was the highest year-over-year growth since the fourth quarter of 2009. In aggregate, companies were reporting earnings 17.1% ahead of consensus in the second quarter, the fourth highest on record, and revenues 4.9% ahead of consensus, the highest on record.

The bullish narrative continued into the start of the third quarter. For most of July and August, investor focus was largely centered around themes, such as a central bank liquidity tailwind, continued vaccine progress, upside in corporate earnings surprises, and reopening momentum. However, U.S. markets were met with increasing headwinds toward the latter half of the quarter, which included the increased spread of the Delta variant and rising concerns over supply chain and input price pressures on corporate earnings. This was reflected by consumer prices rising 5.4% year-over-year, in both June and July (the fastest pace since August 2008). Inflation maintained its record pace in August as consumer prices rose 5.3% year-over-year, albeit below economist expectations for the month. Uncertainty around the Fed tapering presented additional headwinds to the market. Toward the end of the third quarter, the Fed indicated that a reduction in its $120 billion per month asset-purchase plan might soon be warranted. U.S. markets were also affected by negative headlines overseas, most notably China’s regulatory crackdown of the private education and technology sectors and broad worries about a default by Chinese real estate developer Evergrande. These headwinds culminated in a volatile September, with all major U.S. indices finishing in negative territory. Specifically, the S&P 500® Index snapped a streak of seven consecutive months of positive returns and had its worst performing month since March 2020.

The U.S. equity market continued to be strong during the fourth quarter as all U.S. major indices exhibited positive performance. The S&P 500® Index and the Nasdaq Composite Index returned 6.26% and 7.65%, respectively, through November. Strong consumer demand, underpinned by robust corporate and consumer balance sheets, has helped keep operating leverage and margins elevated for corporations, despite increased supply chain and input price pressures. The Friday following Thanksgiving in the U.S. saw a big market selloff with all the major indices down over 2% on concerns that the emergence of the new Omicron variant could derail the last bout of economic normalization traction. This added to continued concerns around the shift in the transient versus persistent inflation debate.

During the 12-month period ending November 30, 2021, the Fund’s holding of Purple Innovation Inc, a mattress company, detracted from relative performance. Shares of Purple fell significantly in March after the company missed earnings estimates due to a deceleration of demand in December for both the direct-to consumer and wholesale businesses. The company faced further headwinds when a product accident in May caused production to be shut down and sales expectations to be lowered. The Fund’s position in Bally’s Corporation also detracted from relative performance. Shares of the global casino-entertainment company lagged since May as the company announced a series of acquisitions. Additionally, uncertainty around the launch of a full-scale U.S. online gaming system created a headwind for the stock. The Fund’s allocation to Diebold Nixdorf, Inc., an American multinational financial and retail technology company, also detracted from relative performance.

Shares of the company lagged over the period but fell significantly after reporting third quarter earnings. The company missed consensus estimates and lowered guidance as a result of supply chain challenges and increasing inflationary pressures.

Conversely, the Fund’s position in Bancorp, Inc., a financial holding company, was the largest contributor to relative performance. Shares rose steadily throughout the period as banks benefitted from an improving economy, rising interest rates and easing of restrictions on capital return to shareholders. Additionally, the stock benefitted from the announcement that the company would replace R1 RCM, a healthcare manager, in the S&P SmallCap 600. The Fund’s position in R.R. Donnelley & Sons Co., a communication solutions company, also contributed to relative performance. Shares rose after it was announced that Chatham Asset Management, a private investment firm, had offered to acquire the company at $7.50 per share, a 62.1% premium to the previous day’s closing price. The Fund’s position in Customers Bancorp, Inc., a bank holding company, also contributed to relative performance. The firm reported a strong third quarter, which included core loan growth, a successful launch of its new blockchain payments initiative and higher Paycheck Protection Program revenue.

The Funds’ portfolios are actively managed and, therefore, holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1    The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

2    The Nasdaq Composite Index is the market capitalization-weighted index of over 2,500 common equities listed on the Nasdaq stock exchange.

3    As represented by the Russell 1000® Index as of 11/30/2021.

4    As represented by the Russell 2000® Index as of 11/30/2021.

5    As represented by the Russell 3000® Growth Index as of 11/30/2021.

6    As represented by the Russell 3000® Value Index as of 11/30/2021.

7    The Russell Midcap® Growth Index measures the performance of those Russell Midcap® companies with higher price-to-book ratios and higher forecasted growth values.

8    The Russell 2000 Value® Index measures the performance of those stocks of the Russell 2000® Index with lower price-to-book ratios and lower relative forecasted growth rates. Indices are unmanaged, do not reflect the deduction of fees or expenses, and an investor cannot invest directly in an index.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Funds will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett. com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. Each Fund offers classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see each Fund’s prospectus.

During certain periods shown, expense waivers and reimbursements were in place. Without such waivers and expense reimbursements, the Funds’ returns would have been lower.

The annual commentary above discusses the views of the Funds’ management and various portfolio holdings of the Funds as of November 30, 2021. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Funds’ portfolios are actively managed and may change significantly, the Funds may no longer own the securities described above or may have otherwise changed their positions in the securities. For more recent information about the Funds’ portfolio holdings, please visit www.lordabbett. com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see each Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

Dividend Growth Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the S&P 500® Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended November 30, 2021
	1 Year	5 Years	10 Years	Life of Class
Class A3	15.86%	13.63%	13.08%	–
Class C4	21.07%	14.13%	12.92%	–
Class F5	23.29%	15.27%	13.98%	–
Class F3[6]	23.34%	–	–	15.18%
Class I5	23.27%	15.28%	14.04%	–
Class P5	22.72%	14.74%	13.52%	–
Class R2[5]	22.56%	14.59%	13.36%	–
Class R3[5]	22.66%	14.70%	13.49%	–
Class R4[7]	22.96%	15.00%	–	13.73%
Class R5[7]	23.28%	15.29%	–	14.02%
Class R6[7]	23.34%	15.37%	–	14.11%

1    Reflects the deduction of the maximum initial sales charge of 5.75%.

2    Performance for the unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3    Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2021, is calculated using the SEC-required uniform method to compute such return.

4    The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5    Performance is at net asset value.

6    Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7    Commenced operations and performance for the Class began on June 30, 2015. Performance is at net asset value.

Growth Opportunities Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in both the Russell Midcap® Growth Index and the Russell Midcap® Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended November 30, 2021
	1 Year	5 Years	10 Years	Life of Class
Class A3	5.63%	17.73%	14.19%	–
Class C4	10.34%	18.24%	14.04%	–
Class F5	12.22%	19.31%	15.06%	–
Class F3[6]	12.44%	–	–	19.88%
Class I5	12.35%	19.43%	15.18%	–
Class P5	11.86%	18.90%	14.66%	–
Class R2[5]	11.68%	18.71%	14.49%	–
Class R3[5]	11.79%	18.83%	14.61%	–
Class R4[7]	12.08%	19.13%	–	14.03%
Class R5[7]	12.34%	19.43%	–	14.32%
Class R6[7]	12.44%	19.52%	–	14.43%

1    Reflects the deduction of the maximum initial sales charge of 5.75%.

2    Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3    Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2021, is calculated using the SEC–required uniform method to compute such return.

4    The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5    Performance is at net asset value.

6    Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7    Commenced operations and performance for the Class began on June 30, 2015. Performance is at net asset value.

Small Cap Value Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in both the Russell 2000® Value Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended November 30, 2021
	1 Year	5 Years	10 Years	Life of Class
Class A3	20.17%	5.01%	8.56%	–
Class C4	25.62%	5.47%	8.41%	–
Class F5	27.63%	6.41%	9.38%	–
Class F3[6]	27.89%	–	–	6.81%
Class I5	27.81%	6.53%	9.49%	–
Class P5	27.22%	6.04%	9.00%	–
Class R2[5]	27.00%	5.88%	8.83%	–
Class R3[5]	27.18%	6.01%	8.96%	–
Class R4[7]	27.51%	6.26%	–	6.74%
Class R5[7]	27.83%	6.53%	–	7.01%
Class R6[7]	27.91%	6.61%	–	7.09%

1    Reflects the deduction of the maximum initial sales charge of 5.75%.

2    Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3    Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2021, is calculated using the SEC-required uniform method to compute such return.

4    The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5    Performance is at net asset value.

6    Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7    Commenced operations and performance for the Class began on June 30, 2015. Performance is at net asset value.

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2021 through November 30, 2021).

Actual Expenses

For each class of each Fund, the first line of the applicable table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 6/1/21 – 11/30/21” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of each Fund, the second line of the applicable table on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Dividend Growth Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/21	11/30/21	6/1/21 – 11/30/21
Class A
Actual	$1,000.00	$1,076.50	$4.74
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.51	$4.61
Class C
Actual	$1,000.00	$1,072.70	$8.63
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.75	$8.39
Class F
Actual	$1,000.00	$1,078.00	$3.44
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.76	$3.35
Class F3
Actual	$1,000.00	$1,078.60	$3.07
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.11	$2.99
Class I
Actual	$1,000.00	$1,078.50	$3.44
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.76	$3.35
Class P
Actual	$1,000.00	$1,075.30	$5.77
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.50	$5.62
Class R2
Actual	$1,000.00	$1,074.80	$6.55
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.75	$6.38
Class R3
Actual	$1,000.00	$1,075.60	$6.04
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.25	$5.87
Class R4
Actual	$1,000.00	$1,076.60	$4.74
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.51	$4.61
Class R5
Actual	$1,000.00	$1,078.00	$3.44
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.76	$3.35
Class R6
Actual	$1,000.00	$1,078.60	$3.07
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.11	$2.99

†    For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.91% for Class A, 1.66% for Class C, 0.66% for Class F, 0.59% for Class F3, 0.66% for Class I, 1.11% for Class P, 1.26% for Class R2, 1.16% for Class R3, 0.91% for Class R4, 0.66% for Class R5 and 0.59% for Class R6) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

November 30, 2021

Sector*	%**
Communication Services	2.46%
Consumer Discretionary	12.42%
Consumer Staples	6.72%
Energy	3.09%
Financials	16.98%
Health Care	12.60%
Industrials	12.16%
Information Technology	22.69%
Materials	4.74%
Real Estate	2.04%
Utilities	2.97%
Repurchase Agreements	1.13%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Growth Opportunities Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/21	11/30/21	6/1/21 – 11/30/21
Class A
Actual	$1,000.00	$1,067.90	$5.49
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.75	$5.37
Class C
Actual	$1,000.00	$1,063.70	$9.36
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.99	$9.15
Class F
Actual	$1,000.00	$1,068.40	$4.72
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.51	$4.61
Class F3
Actual	$1,000.00	$1,069.60	$3.79
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.41	$3.70
Class I
Actual	$1,000.00	$1,069.10	$4.20
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.01	$4.10
Class P
Actual	$1,000.00	$1,066.70	$6.53
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.75	$6.38
Class R2
Actual	$1,000.00	$1,065.90	$7.30
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.00	$7.13
Class R3
Actual	$1,000.00	$1,066.50	$6.79
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.50	$6.63
Class R4
Actual	$1,000.00	$1,067.90	$5.49
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.75	$5.37
Class R5
Actual	$1,000.00	$1,069.00	$4.20
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.01	$4.10
Class R6
Actual	$1,000.00	$1,069.70	$3.79
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.41	$3.70

†    For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.06% for Class A, 1.81% for Class C, 0.91% for Class F, 0.73% for Class F3, 0.81% for Class I, 1.26% for Class P, 1.41% for Class R2, 1.31% for Class R3, 1.06% for Class R4, 0.81% for Class R5 and 0.73% for Class R6) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

November 30, 2021

Sector*	%**
Communication Services	3.82%
Consumer Discretionary	13.30%
Consumer Staples	3.70%
Financials	4.51%
Health Care	19.91%
Industrials	12.24%
Information Technology	34.58%
Materials	3.91%
Real Estate	1.71%
Repurchase Agreements	2.32%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Small Cap Value Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/21	11/30/21	6/1/21 – 11/30/21
Class A
Actual	$1,000.00	$ 962.80	$5.81
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.15	$5.97
Class C
Actual	$1,000.00	$ 959.00	$9.48
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.39	$9.75
Class F
Actual	$1,000.00	$ 963.30	$5.07
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.90	$5.22
Class F3
Actual	$1,000.00	$ 964.30	$4.14
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.86	$4.26
Class I
Actual	$1,000.00	$ 964.00	$4.58
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.41	$4.71
Class P
Actual	$1,000.00	$ 961.60	$6.79
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.15	$6.98
Class R2
Actual	$1,000.00	$ 960.90	$7.52
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.40	$7.74
Class R3
Actual	$1,000.00	$ 961.80	$7.03
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.90	$7.23
Class R4
Actual	$1,000.00	$ 962.90	$5.81
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.15	$5.97
Class R5
Actual	$1,000.00	$ 964.00	$4.58
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.41	$4.71
Class R6
Actual	$1,000.00	$ 964.20	$4.14
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.86	$4.26

†    For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.18% for Class A, 1.93% for Class C, 1.03% for Class F, 0.84% for Class F3, 0.93% for Class I, 1.38% for Class P, 1.53% for Class R2, 1.43% for Class R3, 1.18% for Class R4, 0.93% for Class R5 and 0.84% for Class R6) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

November 30, 2021

Sector*	%**
Communication Services	5.07%
Consumer Discretionary	7.60%
Consumer Staples	4.13%
Energy	6.88%
Financials	26.99%
Health Care	6.16%
Industrials	15.47%
Information Technology	10.24%
Materials	6.66%
Real Estate	6.88%
Utilities	1.63%
Repurchase Agreements	1.55%
Money Market Funds(a)	0.67%
Time Deposits(a)	0.07%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.
(a)	Securities were purchased with the cash collateral from loaned securities.

Schedule of Investments

DIVIDEND GROWTH FUND November 30, 2021

		Fair
		Value
Investments	Shares	(000)
LONG-TERM INVESTMENTS 98.71%

COMMON STOCKS 98.71%

Aerospace & Defense 3.47%
Northrop Grumman Corp.	172,300	$60,098
Raytheon Technologies Corp.	738,041	59,722
Total		119,820

Banks 3.21%
JPMorgan Chase & Co.	698,300	110,911

Beverages 2.16%
Coca-Cola Co. (The)	1,422,779	74,625

Biotechnology 1.47%
AbbVie, Inc.	441,507	50,897

Capital Markets 9.59%
Ameriprise Financial, Inc.	265,100	76,773
BlackRock, Inc.	72,700	65,765
Moody’s Corp.	105,700	41,291
Morgan Stanley	847,300	80,341
S&P Global, Inc.	147,500	67,220
Total		331,390

Chemicals 1.91%
Air Products & Chemicals, Inc.	229,100	65,852

Construction Materials 1.07%
Vulcan Materials Co.	193,305	37,045

Consumer Finance 0.88%
American Express Co.	198,673	30,258

Containers & Packaging 1.23%
Avery Dennison Corp.	206,952	42,440

Distributors 1.54%
Pool Corp.	95,800	53,085

Diversified Telecommunication Services 0.71%
Verizon Communications, Inc.	488,500	24,557
		Fair
		Value
Investments	Shares	(000)
Electric: Utilities 2.27%
NextEra Energy, Inc.	905,400	$78,571

Equity Real Estate Investment Trusts 2.03%
American Tower Corp.	267,600	70,240

Food & Staples Retailing 2.69%
Sysco Corp.	586,900	41,107
Walmart, Inc.	368,770	51,860
Total		92,967

Health Care Equipment & Supplies 1.89%
Abbott Laboratories	518,300	65,187

Health Care Providers & Services 2.41%
UnitedHealth Group, Inc.	187,100	83,113

Hotels, Restaurants & Leisure 2.10%
McDonald’s Corp.	196,026	47,948
Starbucks Corp.	223,946	24,553
Total		72,501

Industrial Conglomerates 1.97%
Honeywell International, Inc.	336,100	67,973

Information Technology Services 2.41%
Accenture plc Class A (Ireland)(a)	173,100	61,866
Jack Henry & Associates, Inc.	140,500	21,304
Total		83,170

Insurance 3.28%
American Financial Group, Inc./OH	420,000	56,116
Arthur J Gallagher & Co.	185,753	30,259
Chubb Ltd. (Switzerland)(a)	150,300	26,975
Total		113,350

Life Sciences Tools & Services 4.22%
Agilent Technologies, Inc.	258,600	39,023
Danaher Corp.	176,400	56,737
West Pharmaceutical Services, Inc.	113,400	50,198
Total		145,958

22	See Notes to Financial Statements.

Schedule of Investments (continued)

DIVIDEND GROWTH FUND November 30, 2021

			Fair
			Value
Investments	Shares		(000)
Machinery 4.50%
Dover Corp.		361,900	$59,297
Illinois Tool Works, Inc.		170,300	39,535
Parker-Hannifin Corp.		96,991	29,297
Stanley Black & Decker, Inc.		155,800	27,228
Total			155,357

Media 1.74%
Comcast Corp. Class A		1,203,800	60,166

Metals & Mining 0.53%
Reliance Steel & Aluminum Co.		123,200	18,311

Multi-Line Retail 1.33%
Dollar General Corp.		208,300	46,097

Multi-Utilities 0.69%
CMS Energy Corp.		406,700	23,934

Oil, Gas & Consumable Fuels 3.08%
Marathon Petroleum Corp.		905,000	55,069
TotalEnergies SE ADR		1,119,500	51,486
Total			106,555

Personal Products 1.85%
Estee Lauder Cos., Inc. (The) Class A		192,900	64,056

Pharmaceuticals 2.60%
Roche Holding AG(b)	CHF	100,332	39,170
Zoetis, Inc.		227,300	50,470
Total			89,640

Road & Rail 2.21%
Union Pacific Corp.		324,300	76,418

Semiconductors & Semiconductor Equipment 9.95%
Analog Devices, Inc.		372,900	67,215
KLA Corp.		87,300	35,630
Microchip Technology, Inc.		712,534	59,447
NVIDIA Corp.		301,700	98,583
Texas Instruments, Inc.		431,300	82,969
Total			343,844
		Fair
		Value
Investments	Shares	(000)
Software 10.29%
Intuit, Inc.	104,300	$68,035
Microsoft Corp.	870,000	287,613
Total		355,648

Specialty Retail 5.19%
Home Depot, Inc. (The)	138,400	55,444
Lowe’s Cos., Inc.	320,375	78,361
TJX Cos., Inc. (The)	655,300	45,478
Total		179,283

Textiles, Apparel & Luxury Goods 2.24%
NIKE, Inc. Class B	457,700	77,461
Total Common Stocks (cost $2,412,330,414)		3,410,680

	Principal
	Amount
	(000)

SHORT-TERM INVESTMENTS 1.12%

Repurchase Agreements 1.12%
Repurchase Agreement dated 11/30/2021, 0.00% due 12/1/2021 with Fixed Income Clearing Corp. collateralized by $38,228,100 of U.S. Treasury Note at 2.75% due 4/30/2023 value: $39,612,875; proceeds: $38,836,135 (cost $38,836,135)	$38,836	38,836
Total Investments in Securities 99.83% (cost $2,451,166,549)		3,449,516
Other Assets and Liabilities – Net(c) 0.17%		5,843
Net Assets 100.00%		$3,455,359

ADR	American Depositary Receipt.
CHF	Swiss Franc.
(a)	Foreign security traded in U.S. dollars.
(b)	Investment in non-U.S. dollar denominated securities.
(c)	Other Assets and Liabilities – Net include net unrealized depreciation on futures contracts as follows:

See Notes to Financial Statements.	23

Schedule of Investments (concluded)

DIVIDEND GROWTH FUND November 30, 2021

Open Futures Contracts at November 30, 2021:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Depreciation
E-Mini S&P 500 Index	December 2021	170	Long	$39,637,838	$38,813,125	$(824,713)

The following is a summary of the inputs used as of November 30, 2021 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Long-Term Investments
Common Stocks	$3,410,680	$–	$–	$3,410,680
Short-Term Investments
Repurchase Agreements	–	38,836	–	38,836
Total	$3,410,680	$38,836	$–	$3,449,516

Other Financial Instruments
Futures Contracts
Assets	$–	$–	$–	$–
Liabilities	(825)	–	–	(825)
Total	$(825)	$–	$–	$(825)

(1)	Refer to Note 2(i) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

24	See Notes to Financial Statements.

Schedule of Investments

GROWTH OPPORTUNITIES FUND November 30, 2021

		Fair
		Value
Investments	Shares	(000)
LONG-TERM INVESTMENTS 98.13%

COMMON STOCKS 98.13%

Aerospace & Defense 2.72%
CAE, Inc. (Canada)*(a)	420,288	$10,116
TransDigm Group, Inc.*	25,783	14,904
Total		25,020

Air Freight & Logistics 1.21%
GXO Logistics, Inc.*	116,141	11,155

Banks 2.00%
First Republic Bank	47,732	10,007
Western Alliance Bancorp	76,313	8,378
Total		18,385

Beverages 0.92%
Brown-Forman Corp. Class B	120,656	8,489

Biotechnology 4.04%
Arena Pharmaceuticals, Inc.*	40,050	2,182
Argenx SE ADR*	19,345	5,401
Genmab A/S ADR*	174,501	6,722
Mirati Therapeutics, Inc.*	32,578	4,456
Natera, Inc.*	86,391	7,901
Seagen, Inc.*	65,335	10,454
Total		37,116

Capital Markets 1.70%
Moody’s Corp.	13,203	5,158
MSCI, Inc.	16,639	10,473
Total		15,631

Communications Equipment 0.67%
Arista Networks, Inc.*	49,774	6,175

Construction Materials 1.59%
Vulcan Materials Co.	76,038	14,572

Containers & Packaging 2.34%
Avery Dennison Corp.	41,910	8,594
Ball Corp.	137,678	12,866
Total		21,460
		Fair
		Value
Investments	Shares	(000)
Electrical Equipment 0.98%
AMETEK, Inc.	65,687	$8,966

Electronic Equipment, Instruments & Components 2.88%
Amphenol Corp. Class A	218,745	17,627
Trimble, Inc.*	102,880	8,834
Total		26,461

Entertainment 2.03%
Roku, Inc.*	46,195	10,515
Warner Music Group Corp. Class A	187,678	8,132
Total		18,647

Equity Real Estate Investment Trusts 1.72%
SBA Communications Corp.	45,939	15,794

Food & Staples Retailing 1.08%
Sysco Corp.	141,050	9,879

Food Products 0.55%
McCormick & Co., Inc.	59,178	5,079

Health Care Equipment & Supplies 5.47%
Align Technology, Inc.*	14,972	9,156
DexCom, Inc.*	35,500	19,972
IDEXX Laboratories, Inc.*	14,909	9,066
Insulet Corp.*	41,743	12,040
Total		50,234

Health Care Technology 2.39%
Inspire Medical Systems, Inc.*	28,639	6,394
Veeva Systems, Inc. Class A*	54,994	15,540
Total		21,934

Hotels, Restaurants & Leisure 4.84%
Chipotle Mexican Grill, Inc.*	10,553	17,343
Churchill Downs, Inc.	35,767	8,020
Hilton Worldwide Holdings, Inc.*	94,603	12,778
Wingstop, Inc.	39,159	6,289
Total		44,430

See Notes to Financial Statements.	25

Schedule of Investments (continued)

GROWTH OPPORTUNITIES FUND November 30, 2021

		Fair
		Value
Investments	Shares	(000)
Household Products 0.70%
Church & Dwight Co., Inc.	71,453	$6,386

Industrial Conglomerates 1.06%
Roper Technologies, Inc.	21,046	9,768

Information Technology Services 3.64%
Cloudflare, Inc. Class A*	16,808	3,164
EPAM Systems, Inc.*	8,885	5,407
Genpact Ltd.	216,154	10,434
Jack Henry & Associates, Inc.	49,013	7,432
Twilio, Inc. Class A*	24,425	6,989
Total		33,426

Insurance 0.83%
Goosehead Insurance, Inc. Class A	58,170	7,639

Interactive Media & Services 1.80%
Bumble, Inc. Class A*	145,885	4,998
Match Group, Inc.*	89,028	11,573
Total		16,571

Internet & Direct Marketing Retail 2.49%
DoorDash, Inc. Class A*	20,503	3,665
Etsy, Inc.*	69,934	19,203
Total		22,868

Life Sciences Tools & Services 6.23%
10X Genomics, Inc. Class A*	66,516	10,164
Agilent Technologies, Inc.	90,537	13,662
Bio-Rad Laboratories, Inc. Class A*	8,917	6,716
Quanterix Corp.*	58,909	2,355
Repligen Corp.*	43,937	12,588
West Pharmaceutical Services, Inc.	26,467	11,716
Total		57,201

Machinery 3.20%
Fortive Corp.	136,012	10,047
Parker-Hannifin Corp.	41,211	12,448
Stanley Black & Decker, Inc.	39,446	6,894
Total		29,389
			Fair
			Value
Investments	Shares		(000)
Personal Products 0.47%
Shiseido Co., Ltd.(b)	JPY	75,205	$4,311

Pharmaceuticals 1.88%
Catalent, Inc.*		65,298	8,401
Zoetis, Inc.		39,943	8,869
Total			17,270

Road & Rail 3.12%
Lyft, Inc. Class A*		72,393	2,940
Old Dominion Freight Line, Inc.		58,675	20,840
XPO Logistics, Inc.*		67,521	4,891
Total			28,671

Semiconductors & Semiconductor Equipment 8.61%
Analog Devices, Inc.		75,093	13,536
Brooks Automation, Inc.		78,539	8,883
Enphase Energy, Inc.*		67,934	16,983
Lam Research Corp.		8,491	5,773
Microchip Technology, Inc.		196,133	16,363
NXP Semiconductors NV (Netherlands)(a)		49,189	10,987
Xilinx, Inc.		28,834	6,587
Total			79,112

Software 18.94%
AppLovin Corp. Class A*		42,333	3,857
Bill.com Holdings, Inc.*		26,549	7,456
Cadence Design Systems, Inc.*		137,795	24,453
Crowdstrike Holdings, Inc. Class A*		58,106	12,617
Datadog, Inc. Class A*		99,691	17,774
DocuSign, Inc.*		60,738	14,963
Dynatrace, Inc.*		141,237	8,877
Everbridge, Inc.*		60,116	6,818
HubSpot, Inc.*		21,836	17,620
Palantir Technologies, Inc. Class A*		253,777	5,241
Palo Alto Networks, Inc.*		39,213	21,447
Paycom Software, Inc.*		33,948	14,852
RingCentral, Inc. Class A*		43,064	9,301
Trade Desk, Inc. (The) Class A*		84,159	8,704
Total			173,980

26	See Notes to Financial Statements.

Schedule of Investments (concluded)

GROWTH OPPORTUNITIES FUND November 30, 2021

		Fair
		Value
Investments	Shares	(000)
Specialty Retail 4.53%
Burlington Stores, Inc.*	48,562	$14,235
Carvana Co.*	16,335	4,581
Five Below, Inc.*	46,000	9,358
Tractor Supply Co.	59,625	13,435
Total		41,609

Textiles, Apparel & Luxury Goods 1.50%
Canada Goose Holdings, Inc. (Canada)*(a)	82,764	3,691
Lululemon Athletica, Inc. (Canada)*(a)	21,954	9,976
On Holding AG Class A (Switzerland)*(a)	2,798	112
Total		13,779
Total Common Stocks (cost $635,531,219)		901,407
	Principal	Fair
	Amount	Value
Investments	(000)	(000)
SHORT-TERM INVESTMENTS 2.34%

Repurchase Agreements 2.34%
Repurchase Agreement dated 11/30/2021, 0.00% due 12/1/2021 with Fixed Income Clearing Corp. collateralized by $21,109,400 of U.S. Treasury Note at 2.75% due 04/30/2023; value: $21,874,067; proceeds: $21,445,133 (cost $21,445,133)	$21,445	$21,445
Total Investments in Securities 100.47% (cost $656,976,352)		922,852
Other Assets and Liabilities – Net (0.47)%		(4,278)
Net Assets 100.00%		$918,574

ADR	American Depositary Receipt.
JPY	Japanese Yen.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.
(b)	Investment in non-U.S. dollar denominated securities.

The following is a summary of the inputs used as of November 30, 2021 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)	(000)	(000)	(000)	(000)
Long-Term Investments
Common Stocks	$901,407	$–	$–	$901,407
Short-Term Investments
Repurchase Agreements	–	21,445	–	21,445
Total	$901,407	$21,445	$–	$922,852

(1)	Refer to Note 2(i) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

See Notes to Financial Statements.	27

Schedule of Investments

SMALL CAP VALUE FUND November 30, 2021

			Fair
			Value
Investments	Shares		(000)
LONG-TERM INVESTMENTS 98.30%

COMMON STOCKS 98.30%

Airlines 0.95%
Hawaiian Holdings, Inc.*		359,714	$6,576

Auto Components 1.42%
American Axle & Manufacturing Holdings, Inc.*		1,109,512	9,830

Automobiles 1.27%
Harley-Davidson, Inc.		240,772	8,819

Banks 14.40%
Bancorp, Inc. (The)*		584,179	16,515
Camden National Corp.		189,601	8,687
Customers Bancorp, Inc.*		357,711	20,618
First BanCorp		659,544	8,765
Metropolitan Bank Holding Corp.*		75,836	7,199
Pacific Premier Bancorp, Inc.		23,653	917
PacWest Bancorp		329,349	14,735
Triumph Bancorp, Inc.*		174,438	22,215
Total			99,651

Biotechnology 1.41%
Arena Pharmaceuticals, Inc.*		101,569	5,534
SpringWorks Therapeutics, Inc.*		58,381	4,195
Total			9,729

Building Products 1.56%
Masonite International Corp.*		101,003	10,807

Capital Markets 5.77%
CI Financial Corp.(a)	CAD	516,200	11,379
Evercore, Inc. Class A		60,618	8,408
Moelis & Co. Class A		110,650	6,784
Victory Capital Holdings, Inc. Class A		381,135	13,362
Total			39,933
		Fair
		Value
Investments	Shares	(000)
Chemicals 4.31%
Avient Corp.	272,484	$14,989
Valvoline, Inc.	434,800	14,814
Total		29,803

Commercial Services & Supplies 2.44%
RR Donnelley & Sons Co.*	939,873	9,925
SP Plus Corp.*	257,775	6,988
Total		16,913

Construction Materials 1.49%
Eagle Materials, Inc.	67,077	10,345

Consumer Finance 0.45%
Atlanticus Holdings Corp.*	52,596	3,126

Containers & Packaging 0.90%
Pactiv Evergreen, Inc.	499,490	6,199

Diversified Financial Services 1.24%
Compass Diversified Holdings	296,687	8,548

Electric: Utilities 1.64%
IDACORP, Inc.	108,264	11,327

Electrical Equipment 1.54%
GrafTech International Ltd.	914,386	10,653

Energy Equipment & Services 1.38%
Cactus, Inc. Class A	260,700	9,516

Entertainment 1.56%
Marcus Corp. (The)*(b)	618,542	10,806

Equity Real Estate Investment Trusts 5.93%
Innovative Industrial Properties, Inc.	27,533	7,071
National Storage Affiliates Trust	178,033	10,928
STAG Industrial, Inc.	310,700	13,540
Sunstone Hotel Investors, Inc.*	872,746	9,487
Total		41,026

28	See Notes to Financial Statements.

Schedule of Investments (continued)

SMALL CAP VALUE FUND November 30, 2021

		Fair
		Value
Investments	Shares	(000)
Health Care Providers & Services 3.03%
AMN Healthcare Services, Inc.*	93,538	$10,664
Tenet Healthcare Corp.*	141,200	10,289
Total		20,953

Hotels, Restaurants & Leisure 0.95%
Bally’s Corp.*	171,741	6,585

Household Durables 1.15%
Helen of Troy Ltd.*	33,198	7,984

Household Products 1.57%
Spectrum Brands Holdings, Inc.	108,713	10,882

Information Technology Services 2.88%
Alliance Data Systems Corp.	101,708	6,932
International Money Express, Inc.*	860,783	13,007
Total		19,939

Insurance 3.31%
American Equity Investment Life Holding Co.	305,435	10,272
Stewart Information Services Corp.	177,370	12,632
Total		22,904

Interactive Media & Services 1.82%
Cars.com, Inc.*	756,311	12,615

Machinery 5.84%
Alamo Group, Inc.	60,390	8,589
Columbus McKinnon Corp.	242,274	10,762
Crane Co.	135,990	13,128
Miller Industries, Inc.	242,484	7,932
Total		40,411

Media 1.72%
Criteo SA ADR*	285,232	10,713
Loyalty Ventures, Inc.*	40,683	1,168
Total		11,881
			Fair
			Value
Investments	Shares		(000)
Oil, Gas & Consumable Fuels 5.54%
Centennial Resource Development, Inc. Class A*		1,024,935	$6,385
Chesapeake Energy Corp.		163,703	9,747
MEG Energy Corp.*(a)	CAD	1,757,200	14,306
Par Pacific Holdings, Inc.*		586,039	7,935
Total			38,373

Personal Products 1.15%
BellRing Brands, Inc. Class A*		370,105	7,965

Pharmaceuticals 1.77%
NGM Biopharmaceuticals, Inc.*		180,326	3,249
Organon & Co.		307,722	8,995
Total			12,244

Professional Services 1.60%
TrueBlue, Inc.*		426,193	11,089

Real Estate Management & Development 1.00%
Marcus & Millichap, Inc.*		160,758	6,888

Semiconductors & Semiconductor Equipment 3.74%
Brooks Automation, Inc.		68,809	7,782
Ichor Holdings Ltd.*		125,310	6,001
Silicon Motion Technology Corp. ADR		175,279	12,100
Total			25,883

Software 1.94%
CommVault Systems, Inc.*		108,148	6,801
Rimini Street, Inc.*		1,004,876	6,642
Total			13,443

Specialty Retail 2.85%
JOANN, Inc.(b)		723,648	6,614
Sally Beauty Holdings, Inc.*		668,903	13,104
Total			19,718

See Notes to Financial Statements.	29

Schedule of Investments (continued)

SMALL CAP VALUE FUND November 30, 2021

		Fair
		Value
Investments	Shares	(000)
Technology Hardware, Storage & Peripherals 1.73%
Diebold Nixdorf, Inc.*	795,911	$6,455
Immersion Corp.*(b)	922,539	5,544
Total		11,999

Thrifts & Mortgage Finance 1.99%
Axos Financial, Inc.*	242,790	13,744

Tobacco 1.43%
Turning Point Brands, Inc.	261,272	9,928

Trading Companies & Distributors 1.63%
Applied Industrial Technologies, Inc.	118,770	11,288
Total Common Stocks (cost $599,767,723)		680,323

	Principal
	Amount
	(000)

SHORT-TERM INVESTMENTS 2.30%

Repurchase Agreements 1.55%
Repurchase Agreement dated 11/30/2021, 0.00% due 12/1/2021 with Fixed Income Clearing Corp. collateralized by $7,745,700 of U.S. Treasury Note at 0.125% due 04/30/2023; $3,134,300 of U.S. Treasury Note at 2.75% due 04/30/2023; value: $10,970,134; proceeds: $10,755,020 (cost $10,755,020)	$10,755	10,755
		Fair
		Value
Investments	Shares	(000)
Money Market Funds 0.67%
Fidelity Government Portfolio(c) (cost $4,653,950)	4,653,950	$4,654

Time Deposits 0.08%
CitiBank N.A.(c) (cost $517,106)	517,106	517
Total Short-Term Investments (cost $15,926,076)		15,926
Total Investments in Securities 100.60% (cost $615,693,799)		696,249
Other Assets and Liabilities – Net (0.60)%		(4,164)
Net Assets 100.00%		$692,085

ADR	American Depositary Receipt.
CAD	Canadian Dollar.
*	Non-income producing security.
(a)	Investment in non-U.S. dollar denominated securities.
(b)	All or a portion of this security is temporarily on loan to unaffiliated broker/dealers.
(c)	Security was purchased with the cash collateral from loaned securities.

30	See Notes to Financial Statements.

Schedule of Investments (concluded)

SMALL CAP VALUE FUND November 30, 2021

The following is a summary of the inputs used as of November 30, 2021 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)	(000)	(000)	(000)	(000)
Long-Term Investments
Common Stocks	$680,323	$–	$–	$680,323
Short-Term Investments
Repurchase Agreements	–	10,755	–	10,755
Money Market Funds	4,654	–	–	4,654
Time Deposits	–	517	–	517
Total	$684,977	$11,272	$–	$696,249

(1)	Refer to Note 2(i) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

See Notes to Financial Statements.	31

Statements of Assets and Liabilities

November 30, 2021

	Dividend Growth Fund	Growth Opportunities Fund	Small Cap Value Fund
ASSETS:
Investments in securities, at cost	$2,451,166,549	$656,976,352	$615,693,799
Investments in securities, at fair value including $0, $0 and $4,963,164, respectively, of securities loaned	$3,449,516,060	$922,851,789	$696,249,492
Cash	2,343,202	–	–
Deposits with brokers for futures collateral	1,955,000	–	–
Receivables:
Interfund lending receivable	7,068,604	–	–
Dividends	5,018,015	388,578	664,759
Capital shares sold	3,285,751	446,284	328,275
From advisor (See Note 3)	39,309	81,875	–
Interfund lending interest receivable	106	–	–
Investment securities sold	–	4,821,079	1,437,322
Securities lending income receivable	–	135	1,459
Prepaid expenses and other assets	59,948	57,029	52,857
Total assets	3,469,285,995	928,646,769	698,734,164
LIABILITIES:
Payables:
Investment securities purchased	7,188,872	6,333,554	–
Capital shares reacquired	2,915,874	713,791	419,030
Management fee	1,525,308	596,902	454,561
12b-1 distribution plan	676,217	154,503	87,821
Directors’ fees	389,993	119,785	273,977
Fund administration	116,464	31,835	24,243
Variation margin for futures contracts	720,447	–	–
To bank	–	1,936,197	–
Payable for collateral due to broker for securities lending	–	–	5,171,056
Accrued expenses	393,869	185,998	218,476
Total liabilities	13,927,044	10,072,565	6,649,164
Commitments and contingent liabilities
NET ASSETS	$3,455,358,951	$918,574,204	$692,085,000
COMPOSITION OF NET ASSETS:
Paid-in capital	$2,211,959,587	$516,260,713	$519,971,407
Total distributable earnings (loss)	1,243,399,364	402,313,491	172,113,593
Net Assets	$3,455,358,951	$918,574,204	$692,085,000

32	See Notes to Financial Statements.

Statements of Assets and Liabilities (concluded)

November 30, 2021

	Dividend Growth Fund	Growth Opportunities Fund	Small Cap Value Fund
Net assets by class:
Class A Shares	$2,368,031,271	$531,844,662	$235,844,741
Class C Shares	$193,493,281	$25,235,274	$7,245,996
Class F Shares	$467,767,699	$48,942,845	$15,604,318
Class F3 Shares	$314,606,574	$59,660,178	$30,481,567
Class I Shares	$70,953,147	$217,471,601	$372,877,519
Class P Shares	$1,073,915	$3,657,285	$14,393,406
Class R2 Shares	$1,427,373	$1,256,620	$607,368
Class R3 Shares	$13,953,127	$15,075,245	$4,828,942
Class R4 Shares	$4,440,879	$2,643,035	$1,563,940
Class R5 Shares	$619,769	$194,404	$325,707
Class R6 Shares	$18,991,916	$12,593,055	$8,311,496
Outstanding shares by class:
Class A Shares (538.125, 198 and 378 million shares of common stock authorized, $.001 par value)	111,539,758	17,074,179	13,384,991
Class C Shares (40, 40 and 30 million shares of common stock authorized, $.001 par value)	9,258,543	1,248,805	1,147,332
Class F Shares (144.375, 66 and 63 million shares of common stock authorized, $.001 par value)	21,945,269	1,485,274	875,160
Class F3 Shares (88.125, 66 and 63 million shares of common stock authorized, $.001 par value)	14,564,771	1,598,821	1,345,234
Class I Shares (144.375, 66 and 315 million shares of common stock authorized, $.001 par value)	3,303,966	5,877,800	16,595,323
Class P Shares (20, 20 and 50 million shares of common stock authorized, $.001 par value)	50,249	122,334	883,973
Class R2 Shares (30, 30 and 30 million shares of common stock authorized, $.001 par value)	66,459	43,650	38,008
Class R3 Shares (30, 43.5 and 82.75 million shares of common stock authorized, $.001 par value)	661,064	507,935	295,029
Class R4 Shares (30, 43.5 and 82.75 million shares of common stock authorized, $.001 par value)	209,393	84,848	88,567
Class R5 Shares (30, 43.5 and 82.75 million shares of common stock authorized, $.001 par value)	28,871	5,249	14,474
Class R6 Shares (30, 43.5 and 82.75 million shares of common stock authorized, $.001 par value)	879,465	337,551	366,913
Net Asset Value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$21.23	$31.15	$17.62
Class A Shares-Maximum offering price (Net asset value plus sales charge of 5.75%)	$22.53	$33.05	$18.69
Class C Shares-Net asset value	$20.90	$20.21	$6.32
Class F Shares-Net asset value	$21.32	$32.95	$17.83
Class F3 Shares-Net asset value	$21.60	$37.32	$22.66
Class I Shares-Net asset value	$21.48	$37.00	$22.47
Class P Shares-Net asset value	$21.37	$29.90	$16.28
Class R2 Shares-Net asset value	$21.48	$28.79	$15.98
Class R3 Shares-Net asset value	$21.11	$29.68	$16.37
Class R4 Shares-Net asset value	$21.21	$31.15	$17.66
Class R5 Shares-Net asset value*	$21.47	$37.03	$22.50
Class R6 Shares-Net asset value	$21.59	$37.31	$22.65
*	Net asset value may not recalculate due to rounding of fractional shares.

See Notes to Financial Statements.	33

Statements of Operations

For the Year Ended November 30, 2021

	Dividend Growth Fund	Growth Opportunities Fund	Small Cap Value Fund
Investment income:
Dividends (net of foreign withholding taxes of $481,942, $18,156 and $14,435, respectively)	$54,646,561	$2,931,831	$10,235,563
Securities lending net income	183	7,832	6,430
Interest and other	–	52,787	–
Interest earned from Interfund Lending (See Note 11)	106	–	–
Total investment income	54,646,850	2,992,450	10,241,993
Expenses:
Management fee	16,615,277	6,523,958	5,331,770
12b-1 distribution plan-Class A	5,416,843	1,317,881	597,395
12b-1 distribution plan-Class C	1,885,374	269,688	71,690
12b-1 distribution plan-Class F	411,334	47,122	18,137
12b-1 distribution plan-Class P	5,034	17,005	73,193
12b-1 distribution plan-Class R2	6,944	7,346	3,100
12b-1 distribution plan-Class R3	71,674	82,850	26,010
12b-1 distribution plan-Class R4	11,573	6,689	3,738
Shareholder servicing	2,231,242	711,056	577,293
Fund administration	1,258,390	347,945	284,361
Registration	205,763	142,264	131,763
Directors’ fees	120,503	33,110	27,236
Reports to shareholders	102,260	44,738	15,666
Professional	73,640	53,997	44,300
Custody	20,193	10,986	14,287
Other	114,794	85,655	90,996
Gross expenses	28,550,838	9,702,290	7,310,935
Expense reductions (See Note 9)	(2,562)	(574)	(446)
Fees waived and expenses reimbursed (See Note 3)	(431,527)	(950,958)	(14,287)
Net expenses	28,116,749	8,750,758	7,296,202
Net investment income (loss)	26,530,101	(5,758,308)	2,945,791
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments	252,708,654	158,736,235	135,345,880
Net realized gain (loss) on futures contracts	10,552,166	–	–
Net realized gain (loss) on foreign currency related transactions	962,147	(467)	(2,890)
Net change in unrealized appreciation/depreciation on investments	350,117,926	(59,478,237)	24,002,366
Net change in unrealized appreciation/depreciation on futures contracts	(1,425,726)	–	–
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	–	(54)	–
Net realized and unrealized gain (loss)	612,915,167	99,257,477	159,345,356
Net Increase in Net Assets Resulting From Operations	$639,445,268	$93,499,169	$162,291,147

34	See Notes to Financial Statements.

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Statements of Changes in Net Assets

	Dividend Growth Fund
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020
Operations:
Net investment income (loss)	$26,530,101	$27,251,246
Net realized gain (loss) on investments, futures contracts and foreign currency related transactions	264,222,967	69,012,942
Net change in unrealized appreciation/depreciation on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies	348,692,200	248,678,106
Net increase (decrease) in net assets resulting from operations	639,445,268	344,942,294
Distributions to shareholders:
Class A	(62,184,970)	(95,729,930)
Class C	(4,393,123)	(10,436,946)
Class F	(11,594,433)	(16,793,617)
Class F3	(8,434,571)	(11,838,066)
Class I	(1,611,206)	(2,392,268)
Class P	(32,305)	(59,181)
Class R2	(27,292)	(52,203)
Class R3	(407,344)	(843,829)
Class R4	(133,545)	(299,153)
Class R5	(13,459)	(16,041)
Class R6	(589,053)	(761,857)
Total distributions to shareholders	(89,421,301)	(139,223,091)
Capital share transactions (Net of share conversions) (See Note 15):
Net proceeds from sales of shares	534,740,311	474,532,293
Reinvestment of distributions	84,578,057	130,713,695
Cost of shares reacquired	(469,209,381)	(586,444,304)
Net increase (decrease) in net assets resulting from capital share transactions	150,108,987	18,801,684
Net increase (decrease) in net assets	700,132,954	224,520,887
NET ASSETS:

Beginning of year	$2,755,225,997	$2,530,705,110
End of year	$3,455,358,951	$2,755,225,997

36	See Notes to Financial Statements.

Growth Opportunities Fund		Small Cap Value Fund
For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020

$(5,758,308)	$(2,316,331)	$2,945,791	$5,942,322

158,735,768	129,443,449	135,342,990	(41,524,623)

(59,478,291)	90,234,665	24,002,366	(13,548,099)

93,499,169	217,361,783	162,291,147	(49,130,400)

(69,456,146)	(20,723,284)	(2,209,466)	(43,991,109)
(5,338,174)	(2,005,599)	(138,140)	(3,175,002)
(5,797,936)	(1,220,792)	(116,358)	(1,745,862)
(3,409,214)	(373,366)	(273,146)	(4,068,923)
(23,573,196)	(17,636,627)	(3,521,033)	(57,227,526)
(513,944)	(183,757)	(145,738)	(3,489,331)
(163,328)	(41,760)	(3,908)	(108,411)
(2,478,074)	(883,104)	(40,717)	(990,977)
(278,864)	(54,769)	(13,387)	(233,999)
(11,783)	(4,172)	(275)	(7,774)
(1,374,852)	(336,618)	(83,256)	(1,115,468)
(112,395,511)	(43,463,848)	(6,545,424)	(116,154,382)

194,671,173	117,862,472	97,448,899	89,272,606
108,512,857	42,343,046	6,312,296	110,743,176
(183,210,072)	(363,359,557)	(169,372,531)	(199,678,996)

119,973,958	(203,154,039)	(65,611,336)	336,786
101,077,616	(29,256,104)	90,134,387	(164,947,996)

$817,496,588	$846,752,692	$601,950,613	$766,898,609
$918,574,204	$817,496,588	$692,085,000	$601,950,613

See Notes to Financial Statements.	37

Financial Highlights

DIVIDEND GROWTH FUND

		Per Share Operating Performance:
					Distributions to
		Investment Operations:			shareholders from:
				Total
			Net	from
	Net asset	Net	realized	invest-
	value,	invest-	and	ment	Net	Net	Total
	beginning	ment	unrealized	opera-	investment	realized	distri-
	of period	income(a)	gain	tions	income	gain	butions
Class A
11/30/2021	$17.82	$0.16	$3.83	$3.99	$(0.15)	$(0.43)	$(0.58)
11/30/2020	16.38	0.17	2.17	2.34	(0.20)	(0.70)	(0.90)
11/30/2019	15.75	0.25	1.64	1.89	(0.23)	(1.03)	(1.26)
11/30/2018	16.26	0.24	0.48	0.72	(0.24)	(0.99)	(1.23)
11/30/2017	14.82	0.25	2.43	2.68	(0.27)	(0.97)	(1.24)
Class C
11/30/2021	17.55	0.01	3.78	3.79	(0.01)	(0.43)	(0.44)
11/30/2020	16.14	0.06	2.13	2.19	(0.08)	(0.70)	(0.78)
11/30/2019	15.54	0.13	1.62	1.75	(0.12)	(1.03)	(1.15)
11/30/2018	16.06	0.12	0.47	0.59	(0.12)	(0.99)	(1.11)
11/30/2017	14.64	0.14	2.41	2.55	(0.16)	(0.97)	(1.13)
Class F
11/30/2021	17.87	0.21	3.84	4.05	(0.17)	(0.43)	(0.60)
11/30/2020	16.41	0.21	2.18	2.39	(0.23)	(0.70)	(0.93)
11/30/2019	15.77	0.29	1.63	1.92	(0.25)	(1.03)	(1.28)
11/30/2018	16.26	0.28	0.49	0.77	(0.27)	(0.99)	(1.26)
11/30/2017	14.80	0.28	2.44	2.72	(0.29)	(0.97)	(1.26)
Class F3
11/30/2021	18.11	0.23	3.89	4.12	(0.20)	(0.43)	(0.63)
11/30/2020	16.62	0.23	2.20	2.43	(0.24)	(0.70)	(0.94)
11/30/2019	15.96	0.30	1.66	1.96	(0.27)	(1.03)	(1.30)
11/30/2018	16.45	0.30	0.48	0.78	(0.28)	(0.99)	(1.27)
4/4/2017 to 11/30/2017(c)	14.66	0.24	1.70	1.94	(0.15)	–	(0.15)
Class I
11/30/2021	18.02	0.22	3.86	4.08	(0.19)	(0.43)	(0.62)
11/30/2020	16.55	0.21	2.20	2.41	(0.24)	(0.70)	(0.94)
11/30/2019	15.91	0.29	1.65	1.94	(0.27)	(1.03)	(1.30)
11/30/2018	16.41	0.29	0.48	0.77	(0.28)	(0.99)	(1.27)
11/30/2017	14.93	0.33	2.42	2.75	(0.30)	(0.97)	(1.27)
Class P
11/30/2021	17.93	0.12	3.86	3.98	(0.11)	(0.43)	(0.54)
11/30/2020	16.48	0.14	2.18	2.32	(0.17)	(0.70)	(0.87)
11/30/2019	15.83	0.22	1.65	1.87	(0.19)	(1.03)	(1.22)
11/30/2018	16.34	0.21	0.48	0.69	(0.21)	(0.99)	(1.20)
11/30/2017	14.88	0.22	2.44	2.66	(0.23)	(0.97)	(1.20)

38	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

		Total
		expenses
Net		after		Net	Net
asset		waivers		invest-	assets,	Portfolio
value,	Total	and/or	Total	ment	end of	turnover
end of	return(b)	reimbursements	expenses	income	period	rate
period	(%)	(%)	(%)	(%)	(000)	(%)

$21.23	22.95	0.91	0.91	0.82	$2,368,031	39
17.82	15.10	0.95	0.95	1.10	1,925,498	59
16.38	13.59	0.95	0.95	1.62	1,731,882	51
15.75	4.72	0.94	0.97	1.57	1,627,633	51
16.26	19.35	0.92	1.04	1.70	1,671,580	58

20.90	22.07	1.66	1.66	0.07	193,493	39
17.55	14.21	1.70	1.70	0.37	176,775	59
16.14	12.72	1.70	1.70	0.87	216,647	51
15.54	3.90	1.70	1.73	0.81	230,385	51
16.06	18.57	1.66	1.79	0.96	295,025	58

21.32	23.29	0.66	0.76	1.07	467,768	39
17.87	15.38	0.70	0.80	1.35	330,470	59
16.41	13.81	0.70	0.80	1.87	296,993	51
15.77	5.00	0.70	0.82	1.82	241,282	51
16.26	19.71	0.70	0.89	1.92	245,916	58

21.60	23.34	0.60	0.60	1.14	314,607	39
18.11	15.50	0.62	0.62	1.43	240,767	59
16.62	13.90	0.63	0.63	1.95	205,183	51
15.96	5.07	0.62	0.65	1.91	188,484	51
16.45	13.31 (d)	0.59 (e)	0.70 (e)	2.34 (e)	176,087	58

21.48	23.27	0.66	0.66	1.08	70,953	39
18.02	15.42	0.70	0.70	1.35	44,354	59
16.55	13.87	0.70	0.70	1.87	42,809	51
15.91	4.93	0.69	0.72	1.82	42,698	51
16.41	19.77	0.66	0.79	2.17	43,186	58

21.37	22.72	1.12	1.12	0.61	1,074	39
17.93	14.83	1.15	1.15	0.90	1,092	59
16.48	13.36	1.15	1.15	1.42	1,137	51
15.83	4.48	1.15	1.17	1.36	1,663	51
16.34	19.16	1.12	1.24	1.50	1,794	58

See Notes to Financial Statements.	39

Financial Highlights (concluded)

DIVIDEND GROWTH FUND

		Per Share Operating Performance:
					Distributions to
		Investment Operations:			shareholders from:
				Total
			Net	from
	Net asset	Net	realized	invest-
	value,	invest-	and	ment	Net	Net	Total
	beginning	ment	unrealized	opera-	investment	realized	distri-
	of period	income(a)	gain	tions	income	gain	butions
Class R2
11/30/2021	$18.02	$0.10	$3.87	$3.97	$(0.08)	$(0.43)	$(0.51)
11/30/2020	16.55	0.12	2.19	2.31	(0.14)	(0.70)	(0.84)
11/30/2019	15.90	0.19	1.67	1.86	(0.18)	(1.03)	(1.21)
11/30/2018	16.40	0.19	0.49	0.68	(0.19)	(0.99)	(1.18)
11/30/2017	14.93	0.20	2.46	2.66	(0.22)	(0.97)	(1.19)
Class R3
11/30/2021	17.72	0.11	3.81	3.92	(0.10)	(0.43)	(0.53)
11/30/2020	16.29	0.13	2.16	2.29	(0.16)	(0.70)	(0.86)
11/30/2019	15.67	0.21	1.63	1.84	(0.19)	(1.03)	(1.22)
11/30/2018	16.19	0.20	0.47	0.67	(0.20)	(0.99)	(1.19)
11/30/2017	14.75	0.22	2.42	2.64	(0.23)	(0.97)	(1.20)
Class R4
11/30/2021	17.80	0.16	3.82	3.98	(0.14)	(0.43)	(0.57)
11/30/2020	16.36	0.18	2.16	2.34	(0.20)	(0.70)	(0.90)
11/30/2019	15.74	0.25	1.63	1.88	(0.23)	(1.03)	(1.26)
11/30/2018	16.25	0.25	0.48	0.73	(0.25)	(0.99)	(1.24)
11/30/2017	14.81	0.26	2.42	2.68	(0.27)	(0.97)	(1.24)
Class R5
11/30/2021	18.01	0.22	3.86	4.08	(0.19)	(0.43)	(0.62)
11/30/2020	16.55	0.21	2.19	2.40	(0.24)	(0.70)	(0.94)
11/30/2019	15.90	0.29	1.66	1.95	(0.27)	(1.03)	(1.30)
11/30/2018	16.40	0.29	0.48	0.77	(0.28)	(0.99)	(1.27)
11/30/2017	14.93	0.28	2.46	2.74	(0.30)	(0.97)	(1.27)
Class R6
11/30/2021	18.11	0.22	3.89	4.11	(0.20)	(0.43)	(0.63)
11/30/2020	16.62	0.23	2.20	2.43	(0.24)	(0.70)	(0.94)
11/30/2019	15.96	0.30	1.66	1.96	(0.27)	(1.03)	(1.30)
11/30/2018	16.44	0.30	0.49	0.79	(0.28)	(0.99)	(1.27)
11/30/2017	14.95	0.31	2.45	2.76	(0.30)	(0.97)	(1.27)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on April 4, 2017.
(d)	Not annualized.
(e)	Annualized.

40	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

		Total
		expenses
Net		after		Net	Net
asset		waivers		invest-	assets,	Portfolio
value,	Total	and/or	Total	ment	end of	turnover
end of	return(b)	reimbursements	expenses	income	period	rate
period	(%)	(%)	(%)	(%)	(000)	(%)

$21.48	22.56	1.26	1.26	0.49	$1,427	39
18.02	14.67	1.30	1.30	0.76	951	59
16.55	13.16	1.30	1.30	1.26	1,045	51
15.90	4.38	1.30	1.32	1.22	1,267	51
16.40	19.01	1.27	1.39	1.37	1,335	58

21.11	22.66	1.16	1.16	0.56	13,953	39
17.72	14.81	1.20	1.20	0.86	13,802	59
16.29	13.31	1.20	1.20	1.37	16,221	51
15.67	4.48	1.19	1.22	1.31	17,079	51
16.19	19.10	1.14	1.27	1.47	21,399	58

21.21	22.96	0.91	0.91	0.80	4,441	39
17.80	15.10	0.95	0.95	1.12	4,144	59
16.36	13.54	0.95	0.95	1.62	5,504	51
15.74	4.75	0.94	0.97	1.61	4,331	51
16.25	19.42	0.93	1.04	1.71	2,171	58

21.47	23.28	0.66	0.66	1.09	620	39
18.01	15.36	0.70	0.70	1.34	395	59
16.55	13.87	0.70	0.70	1.89	272	51
15.90	5.00	0.69	0.72	1.84	248	51
16.40	19.71	0.66	0.79	1.88	201	58

21.59	23.34	0.60	0.60	1.13	18,992	39
18.11	15.50	0.62	0.62	1.43	16,977	59
16.62	13.97	0.63	0.63	1.95	13,012	51
15.96	5.06	0.62	0.65	1.89	11,344	51
16.44	19.84	0.62	0.73	2.05	13,163	58

See Notes to Financial Statements.	41

Financial Highlights

GROWTH OPPORTUNITIES FUND

		Per Share Operating Performance:
					Distributions to
					shareholders
		Investment Operations:			from:
	Net asset	Net	Net			Net asset
	value,	investment	realized and	Total from	Net	value,
	beginning	income	unrealized	investment	realized	end of
	of period	(loss)(a)	gain	operations	gain	period
Class A
11/30/2021	$32.07	$(0.22)	$3.82	$3.60	$(4.52)	$31.15
11/30/2020	24.97	(0.11)	8.56	8.45	(1.35)	32.07
11/30/2019	21.46	(0.09)	4.74	4.65	(1.14)	24.97
11/30/2018	22.21	(0.11)	1.20	1.09	(1.84)	21.46
11/30/2017	18.91	(0.09)	3.97	3.88	(0.58)	22.21
Class C
11/30/2021	22.45	(0.30)	2.58	2.28	(4.52)	20.21
11/30/2020	18.01	(0.20)	5.99	5.79	(1.35)	22.45
11/30/2019	15.93	(0.19)	3.41	3.22	(1.14)	18.01
11/30/2018	17.08	(0.20)	0.89	0.69	(1.84)	15.93
11/30/2017	14.78	(0.18)	3.06	2.88	(0.58)	17.08
Class F
11/30/2021	33.64	(0.18)	4.01	3.83	(4.52)	32.95
11/30/2020	26.09	(0.08)	8.98	8.90	(1.35)	33.64
11/30/2019	22.33	(0.06)	4.96	4.90	(1.14)	26.09
11/30/2018	23.00	(0.08)	1.25	1.17	(1.84)	22.33
11/30/2017	19.54	(0.06)	4.10	4.04	(0.58)	23.00
Class F3
11/30/2021	37.47	(0.14)	4.51	4.37	(4.52)	37.32
11/30/2020	28.86	(0.05)	10.01	9.96	(1.35)	37.47
11/30/2019	24.53	(0.02)	5.49	5.47	(1.14)	28.86
11/30/2018	25.05	(0.04)	1.36	1.32	(1.84)	24.53
4/4/2017 to 11/30/2017(c)	21.60	–	3.45	3.45	–	25.05
Class I
11/30/2021	37.21	(0.17)	4.48	4.31	(4.52)	37.00
11/30/2020	28.69	(0.02)	9.89	9.87	(1.35)	37.21
11/30/2019	24.41	(0.04)	5.46	5.42	(1.14)	28.69
11/30/2018	24.95	(0.05)	1.35	1.30	(1.84)	24.41
11/30/2017	21.12	(0.06)	4.47	4.41	(0.58)	24.95
Class P
11/30/2021	31.01	(0.27)	3.68	3.41	(4.52)	29.90
11/30/2020	24.24	(0.15)	8.27	8.12	(1.35)	31.01
11/30/2019	20.90	(0.13)	4.61	4.48	(1.14)	24.24
11/30/2018	21.72	(0.15)	1.17	1.02	(1.84)	20.90
11/30/2017	18.54	(0.12)	3.88	3.76	(0.58)	21.72

42	See Notes to Financial Statements.

	Ratios to Average Net Assets:			Supplemental Data:

	Total expenses after		Net	Net assets,	Portfolio
Total	waivers and/or	Total	investment	end of	turnover
return(b)	reimbursements	expenses	income (loss)	period	rate
(%)	(%)	(%)	(%)	(000)	(%)

12.09	1.06	1.17	(0.71)	$531,845	68
35.75	1.10	1.19	(0.42)	492,772	50
23.48	1.16	1.16	(0.39)	385,588	27
5.41	1.18	1.18	(0.51)	333,638	55
21.17	1.26	1.26	(0.43)	348,028	73

11.24	1.81	1.92	(1.47)	25,235	68
34.73	1.85	1.94	(1.15)	26,782	50
22.58	1.91	1.91	(1.14)	26,860	27
4.61	1.93	1.93	(1.27)	26,130	55
20.28	2.00	2.00	(1.17)	42,858	73

12.22	0.91	1.02	(0.57)	48,943	68
35.95	0.94	1.04	(0.28)	42,530	50
23.69	1.01	1.01	(0.24)	23,271	27
5.53	1.03	1.03	(0.36)	20,840	55
21.36	1.11	1.11	(0.29)	21,021	73

12.44	0.73	0.84	(0.39)	59,660	68
36.18	0.77	0.86	(0.15)	26,711	50
23.90	0.86	0.86	(0.08)	7,986	27
5.73	0.85	0.85	(0.18)	6,804	55
15.97 (d)	0.87 (e)	0.87 (e)	0.01 (e)	6,105	73

12.35	0.81	0.92	(0.48)	217,472	68
36.08	0.86	0.94	(0.05)	193,878	50
23.81	0.91	0.91	(0.15)	374,814	27
5.67	0.91	0.91	(0.20)	373,708	55
21.47	1.03	1.03	(0.30)	5,258	73

11.86	1.26	1.37	(0.92)	3,657	68
35.51	1.30	1.39	(0.60)	3,432	50
23.23	1.36	1.36	(0.58)	3,286	27
5.19	1.38	1.38	(0.71)	2,789	55
20.94	1.46	1.46	(0.62)	2,642	73

See Notes to Financial Statements.	43

Financial Highlights (concluded)

GROWTH OPPORTUNITIES FUND

		Per Share Operating Performance:
					Distributions to
					shareholders
		Investment Operations:			from:
	Net asset	Net	Net			Net asset
	value,	investment	realized and	Total from	Net	value,
	beginning	income	unrealized	investment	realized	end of
	of period	(loss)(a)	gain	operations	gain	period
Class R2
11/30/2021	$30.06	$(0.31)	$3.56	$3.25	$(4.52)	$28.79
11/30/2020	23.57	(0.18)	8.02	7.84	(1.35)	30.06
11/30/2019	20.39	(0.16)	4.48	4.32	(1.14)	23.57
11/30/2018	21.26	(0.18)	1.15	0.97	(1.84)	20.39
11/30/2017	18.19	(0.15)	3.80	3.65	(0.58)	21.26
Class R3
11/30/2021	30.83	(0.28)	3.65	3.37	(4.52)	29.68
11/30/2020	24.11	(0.16)	8.23	8.07	(1.35)	30.83
11/30/2019	20.81	(0.14)	4.58	4.44	(1.14)	24.11
11/30/2018	21.64	(0.16)	1.17	1.01	(1.84)	20.81
11/30/2017	18.49	(0.13)	3.86	3.73	(0.58)	21.64
Class R4
11/30/2021	32.07	(0.22)	3.82	3.60	(4.52)	31.15
11/30/2020	24.97	(0.11)	8.56	8.45	(1.35)	32.07
11/30/2019	21.46	(0.09)	4.74	4.65	(1.14)	24.97
11/30/2018	22.21	(0.11)	1.20	1.09	(1.84)	21.46
11/30/2017	18.91	(0.08)	3.96	3.88	(0.58)	22.21
Class R5
11/30/2021	37.24	(0.17)	4.48	4.31	(4.52)	37.03
11/30/2020	28.71	(0.05)	9.93	9.88	(1.35)	37.24
11/30/2019	24.43	(0.04)	5.46	5.42	(1.14)	28.71
11/30/2018	24.97	(0.06)	1.36	1.30	(1.84)	24.43
11/30/2017	21.13	(0.04)	4.46	4.42	(0.58)	24.97
Class R6
11/30/2021	37.46	(0.15)	4.52	4.37	(4.52)	37.31
11/30/2020	28.86	(0.03)	9.98	9.95	(1.35)	37.46
11/30/2019	24.53	(0.03)	5.50	5.47	(1.14)	28.86
11/30/2018	25.05	(0.07)	1.39	1.32	(1.84)	24.53
11/30/2017	21.18	–	4.45	4.45	(0.58)	25.05

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on April 4, 2017.
(d)	Not annualized.
(e)	Annualized.

44	See Notes to Financial Statements.

	Ratios to Average Net Assets:			Supplemental Data:

	Total expenses after		Net	Net assets,	Portfolio
Total	waivers and/or	Total	investment	end of	turnover
return(b)	reimbursements	expenses	income (loss)	period	rate
(%)	(%)	(%)	(%)	(000)	(%)

11.68	1.41	1.52	(1.07)	$1,257	68
35.26	1.45	1.54	(0.76)	987	50
23.13	1.51	1.51	(0.75)	748	27
5.00	1.53	1.53	(0.87)	865	55
20.73	1.60	1.60	(0.78)	1,415	73

11.79	1.31	1.42	(0.97)	15,075	68
35.43	1.35	1.44	(0.65)	16,868	50
23.18	1.41	1.41	(0.64)	15,908	27
5.15	1.43	1.43	(0.76)	17,397	55
20.83	1.49	1.49	(0.67)	20,300	73

12.08	1.06	1.17	(0.72)	2,643	68
35.75	1.09	1.19	(0.45)	1,948	50
23.48	1.16	1.16	(0.40)	1,022	27
5.41	1.18	1.18	(0.51)	896	55
21.17	1.23	1.23	(0.40)	1,036	73

12.34	0.81	0.92	(0.46)	194	68
36.09	0.85	0.94	(0.16)	100	50
23.79	0.91	0.91	(0.14)	89	27
5.67	0.93	0.93	(0.26)	71	55
21.51	0.99	0.99	(0.17)	67	73

12.44	0.74	0.84	(0.40)	12,593	68
36.20	0.78	0.86	(0.11)	11,488	50
23.86	0.86	0.86	(0.11)	7,181	27
5.73	0.86	0.86	(0.30)	9,218	55
21.60	0.87	0.87	(0.01)	66,144	73

See Notes to Financial Statements.	45

Financial Highlights

SMALL CAP VALUE FUND

		Per Share Operating Performance:
					Distributions to
		Investment Operations:			shareholders from:
				Total
		Net	Net	from
	Net asset	invest-	realized	invest-
	value,	ment	and	ment	Net	Net	Total
	beginning	income	unrealized	opera-	investment	realized	distri-
	of period	(loss)(a)	gain (loss)	tions	income	gain	butions
Class A
11/30/2021	$13.97	$0.05	$3.76	$3.81	$(0.16)	$–	$(0.16)
11/30/2020	17.48	0.11	(0.68)	(0.57)	(0.05)	(2.89)	(2.94)
11/30/2019	20.46	0.04	0.04	0.08	–	(3.06)	(3.06)
11/30/2018	23.63	(0.07)	(0.17)	(0.24)	–	(2.93)	(2.93)
11/30/2017	24.64	(0.01)	2.11	2.10	–	(3.11)	(3.11)
Class C
11/30/2021	5.12	(0.03)	1.37	1.34	(0.14)	–	(0.14)
11/30/2020	8.23	0.01	(0.22)	(0.21)	(0.01)	(2.89)	(2.90)
11/30/2019	11.50	(0.04)	(0.17)	(0.21)	–	(3.06)	(3.06)
11/30/2018	14.67	(0.13)	(0.11)	(0.24)	–	(2.93)	(2.93)
11/30/2017	16.55	(0.11)	1.34	1.23	–	(3.11)	(3.11)
Class F
11/30/2021	14.14	0.05	3.82	3.87	(0.18)	–	(0.18)
11/30/2020	17.66	0.13	(0.68)	(0.55)	(0.08)	(2.89)	(2.97)
11/30/2019	20.61	0.06	0.05	0.11	–	(3.06)	(3.06)
11/30/2018	23.75	(0.04)	(0.17)	(0.21)	–	(2.93)	(2.93)
11/30/2017	24.72	0.02	2.12	2.14	–	(3.11)	(3.11)
Class F3
11/30/2021	17.90	0.13	4.82	4.95	(0.19)	–	(0.19)
11/30/2020	21.58	0.19	(0.88)	(0.69)	(0.10)	(2.89)	(2.99)
11/30/2019	24.39	0.12	0.13	0.25	–	(3.06)	(3.06)
11/30/2018	27.54	– (c)	(0.19)	(0.19)	(0.03)	(2.93)	(2.96)
4/4/2017 to 11/30/2017(e)	25.41	0.05	2.08	2.13	–	–	–
Class I
11/30/2021	17.76	0.12	4.78	4.90	(0.19)	–	(0.19)
11/30/2020	21.45	0.18	(0.88)	(0.70)	(0.10)	(2.89)	(2.99)
11/30/2019	24.28	0.10	0.13	0.23	–	(3.06)	(3.06)
11/30/2018	27.44	(0.02)	(0.19)	(0.21)	(0.02)	(2.93)	(2.95)
11/30/2017	28.06	0.05	2.44	2.49	–	(3.11)	(3.11)
Class P
11/30/2021	12.92	0.01	3.48	3.49	(0.13)	–	(0.13)
11/30/2020	16.38	0.08	(0.63)	(0.55)	(0.02)	(2.89)	(2.91)
11/30/2019	19.42	0.01	0.01	0.02	–	(3.06)	(3.06)
11/30/2018	22.61	(0.11)	(0.15)	(0.26)	–	(2.93)	(2.93)
11/30/2017	23.75	(0.05)	2.02	1.97	–	(3.11)	(3.11)
Class R2
11/30/2021	12.69	(0.01)	3.41	3.40	(0.11)	–	(0.11)
11/30/2020	16.14	0.06	(0.62)	(0.56)	–	(2.89)	(2.89)
11/30/2019	19.21	(0.01)	– (c)	(0.01)	–	(3.06)	(3.06)
11/30/2018	22.43	(0.14)	(0.15)	(0.29)	–	(2.93)	(2.93)
11/30/2017	23.62	(0.09)	2.01	1.92	–	(3.11)	(3.11)

46	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

Net		Total expenses			Net
asset		after waivers		Net	assets,	Portfolio
value,	Total	and/or	Total	investment	end of	turnover
end of	return(b)	reimbursements	expenses	income (loss)	period	rate
period	(%)	(%)	(%)	(%)	(000)	(%)

$17.62	27.48	1.17	1.17	0.27	$235,845	78
13.97	(4.40)	1.19	1.19	0.87	200,419	72
17.48	2.56	1.20	1.20	0.25	267,864	95
20.46	(0.97)	1.18	1.18	(0.33)	327,333	42
23.63	9.43	1.18	1.18	(0.05)	385,542	56

6.32	26.62	1.92	1.92	(0.54)	7,246	78
5.12	(5.22)	1.94	1.94	0.13	5,484	72
8.23	1.81	1.95	1.95	(0.50)	9,231	95
11.50	(1.70)	1.93	1.93	(1.08)	11,331	42
14.67	8.64	1.93	1.93	(0.76)	25,985	56

17.83	27.63	1.02	1.02	0.31	15,604	78
14.14	(4.24)	1.04	1.04	1.03	9,219	72
17.66	2.70	1.05	1.05	0.35	10,522	95
20.61	(0.81)	1.03	1.03	(0.18)	21,981	42
23.75	9.58	1.03	1.03	0.09	23,759	56

22.66	27.89	0.84	0.84	0.60	30,482	78
17.90	(4.09)	0.86	0.86	1.18	25,733	72
21.58	2.88	0.86	0.86	0.59	29,679	95
24.39	(0.62)	0.84	0.84	– (d)	33,319	42
27.54	8.38 (f)	0.84 (g)	0.84 (g)	0.30 (g)	32,548	56

22.47	27.81	0.92	0.92	0.53	372,878	78
17.76	(4.18)	0.94	0.94	1.12	332,301	72
21.45	2.85	0.95	0.95	0.50	411,532	95
24.28	(0.72)	0.92	0.92	(0.08)	466,928	42
27.44	9.70	0.93	0.93	0.19	621,900	56

16.28	27.22	1.37	1.37	0.09	14,393	78
12.92	(4.63)	1.39	1.39	0.67	14,958	72
16.38	2.41	1.40	1.40	0.05	20,819	95
19.42	(1.17)	1.38	1.38	(0.54)	25,895	42
22.61	9.21	1.38	1.38	(0.26)	35,174	56

15.98	27.00	1.52	1.52	(0.08)	607	78
12.69	(4.74)	1.54	1.54	0.52	441	72
16.14	2.25	1.55	1.55	(0.09)	603	95
19.21	(1.33)	1.53	1.53	(0.68)	656	42
22.43	9.03	1.53	1.53	(0.41)	682	56

See Notes to Financial Statements.	47

Financial Highlights (concluded)

SMALL CAP VALUE FUND

		Per Share Operating Performance:
					Distributions to
		Investment Operations:			shareholders from:
				Total
		Net	Net	from
	Net asset	invest-	realized	invest-
	value,	ment	and	ment	Net	Net	Total
	beginning	income	unrealized	opera-	investment	realized	distri-
	of period	(loss)(a)	gain (loss)	tions	income	gain	butions
Class R3
11/30/2021	$12.99	$– (c)	$3.50	$3.50	$(0.12)	$–	$(0.12)
11/30/2020	16.46	0.07	(0.63)	(0.56)	(0.02)	(2.89)	(2.91)
11/30/2019	19.50	– (c)	0.02	0.02	–	(3.06)	(3.06)
11/30/2018	22.70	(0.11)	(0.16)	(0.27)	–	(2.93)	(2.93)
11/30/2017	23.84	(0.06)	2.03	1.97	–	(3.11)	(3.11)
Class R4
11/30/2021	14.00	0.05	3.77	3.82	(0.16)	–	(0.16)
11/30/2020	17.49	0.11	(0.69)	(0.58)	(0.02)	(2.89)	(2.91)
11/30/2019	20.47	0.05	0.03	0.08	–	(3.06)	(3.06)
11/30/2018	23.64	(0.07)	(0.17)	(0.24)	–	(2.93)	(2.93)
11/30/2017	24.65	(0.02)	2.12	2.10	–	(3.11)	(3.11)
Class R5
11/30/2021	17.78	0.07	4.84	4.91	(0.19)	–	(0.19)
11/30/2020	21.47	0.18	(0.88)	(0.70)	(0.10)	(2.89)	(2.99)
11/30/2019	24.31	0.13	0.09	0.22	–	(3.06)	(3.06)
11/30/2018	27.47	(0.03)	(0.17)	(0.20)	(0.03)	(2.93)	(2.96)
11/30/2017	28.08	0.03	2.47	2.50	–	(3.11)	(3.11)
Class R6
11/30/2021	17.89	0.13	4.82	4.95	(0.19)	–	(0.19)
11/30/2020	21.57	0.18	(0.87)	(0.69)	(0.10)	(2.89)	(2.99)
11/30/2019	24.38	0.11	0.14	0.25	–	(3.06)	(3.06)
11/30/2018	27.53	– (c)	(0.19)	(0.19)	(0.03)	(2.93)	(2.96)
11/30/2017	28.12	0.07	2.45	2.52	–	(3.11)	(3.11)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Amount less than $0.01.
(d)	Amount is less than 0.01%.
(e)	Commenced on April 4, 2017.
(f)	Not annualized.
(g)	Annualized.

48	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

Net		Total expenses			Net
asset		after waivers		Net	assets,	Portfolio
value,	Total	and/or	Total	investment	end of	turnover
end of	return(b)	reimbursements	expenses	income (loss)	period	rate
period	(%)	(%)	(%)	(%)	(000)	(%)

$16.37	27.18	1.42	1.42	0.02	$4,829	78
12.99	(4.67)	1.44	1.44	0.62	4,354	72
16.46	2.33	1.45	1.45	0.01	5,713	95
19.50	(1.16)	1.43	1.43	(0.54)	6,080	42
22.70	9.17	1.42	1.42	(0.29)	7,728	56

17.66	27.51	1.17	1.17	0.27	1,564	78
14.00	(4.43)	1.19	1.19	0.84	1,218	72
17.49	2.55	1.20	1.20	0.28	2,750	95
20.47	(0.96)	1.18	1.18	(0.33)	1,851	42
23.64	9.43	1.18	1.18	(0.08)	3,448	56

22.50	27.83	0.92	0.92	0.33	326	78
17.78	(4.17)	0.94	0.94	1.15	26	72
21.47	2.85	0.93	0.93	0.64	55	95
24.31	(0.74)	0.92	0.92	(0.10)	13	42
27.47	9.73	0.92	0.92	0.12	345	56

22.65	27.91	0.84	0.84	0.60	8,311	78
17.89	(4.10)	0.86	0.86	1.18	7,798	72
21.57	2.89	0.86	0.86	0.54	8,129	95
24.38	(0.62)	0.84	0.84	– (d)	20,220	42
27.53	9.79	0.84	0.84	0.28	23,145	56

See Notes to Financial Statements.	49

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Research Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law on April 6, 1992. The Company consists of the following three funds (separately, a “Fund” and collectively, the “Funds”) and their respective classes: Lord Abbett Dividend Growth Fund (“Dividend Growth Fund”), Lord Abbett Growth Opportunities Fund (“Growth Opportunities Fund”) and Lord Abbett Small-Cap Value Series (“Small Cap Value Fund”).

Dividend Growth Fund’s investment objective is to seek current income and capital appreciation. Growth Opportunities Fund’s investment objective is capital appreciation. Small Cap Value Fund’s investment objective is long-term capital appreciation. Each Fund has eleven active share classes at November 30, 2021: Class A, C, F, F3, I, P, R2, R3, R4, R5 and R6, each with different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class C, F, F3, I, P, R2, R3, R4, R5 and R6 shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in each Fund’s prospectus); and Class C shares redeemed before the first anniversary of purchase. Class C shares automatically convert to Class A shares on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the month on which the purchase order was accepted, provided that the Fund or financial intermediary through which a shareholder purchased Class C shares has records verifying that the C shares have been held at least eight years. The Funds’ Class P shares are closed to substantially all new investors, with certain exceptions as set forth in the Funds’ prospectus.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Funds’ Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Funds’ investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. When

Notes to Financial Statements (continued)

valuing foreign equity securities that meet certain criteria, the Board has approved the use of an independent fair valuation service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that correlate to the fair-valued securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Exchange traded options and futures contracts are valued at the last quoted sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and may employ techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Investments in open-end money market mutual funds are valued at their NAV as of the close of each business day. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other on the Statements of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of each Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s filed U.S. federal tax returns remains open for the fiscal years ended November 30, 2018 through November 30, 2021. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the Funds within the Company on a pro rata basis by relative net assets. Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. In addition, Class

Notes to Financial Statements (continued)

F3 and R6 bear only their class-specific shareholder servicing expenses. Class A, C, F, P, R2, R3 and R4 shares bear their class- specific share of all expenses and fees relating to the Funds’ 12b-1 Distribution Plan.

(f)	Foreign Transactions–The books and records of each Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in each Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss), if applicable, is included in Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies in each Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included, if applicable, in Net realized gain (loss) on foreign currency related transactions in each Fund’s Statement of Operations. The Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Funds use forward foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	Futures Contracts–Each Fund may purchase and sell index futures contracts to manage cash, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by a Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. The Funds will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(h)	Repurchase Agreements–Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, a Fund may incur a loss upon disposition of the securities.

(i)	Fair Value Measurements–Fair value is defined as the price that each Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk - for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or

Notes to Financial Statements (continued)

liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;
•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and
•	Level 3 –	significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing each Fund’s investments and other financial instruments as of November 30, 2021 and, if applicable, Level 3 rollforwards for the fiscal year then ended is included in each Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett provides each Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of each Fund’s investment portfolio.

The management fee is based on each Fund’s average daily net assets at the following annual rates:

Dividend Growth Fund
First $2 billion	.55%
Over $2 billion	.49%

Growth Opportunities Fund
First $1 billion	.75%
Next $1 billion	.65%
Next $1 billion	.60%
Over $3 billion	.58%

Small Cap Value Fund
First $2 billion	.75%
Over $2 billion	.70%

For the fiscal year ended November 30, 2021, the effective management fee, net of waivers, was based on each Fund’s average daily net assets at the following annualized rates:

Net Effective Management Fee
Dividend Growth Fund	.53%
Growth Opportunities Fund	.64%
Small Cap Value Fund	.75%

Notes to Financial Statements (continued)

In addition, Lord Abbett provides certain administrative services to each Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of each Fund’s average daily net assets. Lord Abbett voluntarily waived the following fund administration fees during the fiscal year ended November 30, 2021:

Fund	Fund Administration Fee
Dividend Growth Fund	$20,193
Growth Opportunities Fund	10,986
Small Cap Value Fund	14,287

For the fiscal year ended November 30, 2021 and continuing through March 31, 2022, Lord Abbett has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses, excluding 12b-1 fees, to the following annual rates:

	Effective April 1, 2021 Classes		Prior to April 1, 2021 Classes
Fund	A, C, F, I, P, R2, R3, R4 and R5	F3 and R6	A, C, F, I, P, R2, R3, R4 and R5	F3 and R6
Growth Opportunities Fund	.81%	.73%	.81%	.75%

All contractual fee waivers and expense reimbursement agreements between the Funds and Lord Abbett may be terminated only upon the approval of the Board.

12b–1 Distribution Plan

Each Fund has adopted a distribution plan with respect to Class A, C, F, P, R2, R3 and R4 shares pursuant to Rule 12b–1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The following annual rates have been authorized by the Board pursuant to the plan:

Fees*	Class A	Class C	Class F(1)(2)	Class P	Class R2	Class R3	Class R4
Service	.25%	.25%	–	.25%	.25%	.25%	.25%
Distribution	–	.75%	.10%	.20%	.35%	.25%	–

*	The Funds may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. (“FINRA”) sales charge limitations.
(1)	The Class F share Rule 12b-1 fee may be designated as a service fee in limited circumstances as described in the Funds’ prospectus.
(2)	For the fiscal year ended November 30, 2021, and continuing through March 31, 2022, the Distributor has contractually agreed to waive Dividend Growth Fund’s 0.10% Rule 12b-1 fee for Class F shares. This agreement may be terminated only by the Board.

Class F3, Class I, Class R5 and Class R6 shares do not have a distribution plan.

Commissions

Distributor received the following commissions on sales of shares of the Funds, after concessions were paid to authorized dealers, for the fiscal year ended November 30, 2021:

	Distributor Commissions	Dealers’ Concessions
Dividend Growth Fund	$421,756	$2,249,519
Growth Opportunities Fund	92,659	489,584
Small Cap Value Fund	30,609	165,593

Notes to Financial Statements (continued)

Distributor received the following amount of CDSCs for the fiscal year ended November 30, 2021:

	Class A	Class C
Dividend Growth Fund	$16,797	$12,116
Growth Opportunities Fund[	350	1,927
Small Cap Value Fund	914	724

Other Related Parties

As of November 30, 2021, the percentages of Growth Opportunities Fund’s and Small Cap Value Fund’s outstanding shares owned by each Fund that invests principally in affiliated mutual funds managed by Lord Abbett (“Fund of Funds”) were as follows:

Fund of Funds	Growth Opportunities Fund	Small Cap Value Fund
Alpha Strategy Fund	–	21.98%
Multi-Asset Balanced Opportunity Fund	15.08%	–
Multi-Asset Income Fund	4.69%	–

One Director and certain of the Funds’ officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least quarterly for Dividend Growth Fund and annually for Growth Opportunities Fund and Small Cap Value Fund. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal year ended November 30, 2021 and fiscal year ended November 30, 2020 was as follows:

	Dividend Growth Fund		Growth Opportunities Fund		Small Cap Value Fund
	Year Ended 11/30/2021	Year Ended 11/30/2020	Year Ended 11/30/2021	Year Ended 11/30/2020	Year Ended 11/30/2021	Year Ended 11/30/2020
Distributions paid from:
Ordinary income	$23,478,258	$33,087,102	$19,403,219	$–	$6,545,424	$2,988,700
Net long-term capital gains	65,943,043	106,135,989	92,992,292	43,463,848	–	113,165,682
Total distributions paid	$89,421,301	$139,223,091	$112,395,511	$43,463,848	$6,545,424	$116,154,382

Notes to Financial Statements (continued)

As of November 30, 2021, the components of accumulated gains on a tax-basis were as follows:

	Dividend Growth Fund	Growth Opportunities Fund	Small Cap Value Fund
Undistributed ordinary income - net	$21,507,755	$12,931,506	$14,527,969
Undistributed long-term capital gains	227,060,460	126,273,882	79,805,560
Total undistributed earnings	248,568,215	139,205,388	94,333,529
Capital loss carryforwards*	–	–	–
Temporary differences	(389,993)	(119,785)	(273,977)
Unrealized gains (losses) - net	995,221,142	263,227,888	78,054,041
Total accumulated gains - net	$1,243,399,364	$402,313,491	$172,113,593

*	The capital losses will carry forward indefinitely.

As of November 30, 2021, the aggregate unrealized security gains and losses on investments and other financial instruments based on cost for U.S. federal income tax purposes were as follows:

	Dividend Growth Fund	Growth Opportunities Fund	Small Cap Value Fund
Tax cost	$2,453,470,205	$659,623,868	$618,195,451
Gross unrealized gain	1,026,744,833	280,544,825	126,184,437
Gross unrealized loss	(31,523,691)	(17,316,904)	(48,130,396)
Net unrealized security gain (loss)	$995,221,142	$263,227,921	$78,054,041

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of certain securities, certain distributions, other financial instruments and wash sales.

Permanent items identified during the fiscal year ended November 30, 2021 have been reclassified among the components of net assets based on their tax basis treatment as follows:

	Total Distributable Earnings (Loss )	Paid-in Capital
Dividend Growth Fund	$(19,279,270)	$19,279,270
Growth Opportunities Fund	(13,442,921)	13,442,921
Small Cap Value Fund	(4,168,873)	4,168,873

The permanent differences are attributable to the tax treatment of certain distributions.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended November 30, 2021 were as follows:

	Purchases	Sales
Dividend Growth Fund	$1,278,564,779	$1,202,999,072
Growth Opportunities Fund	577,665,876	586,508,288
Small Cap Value Fund	543,205,528	621,538,557

There were no purchases or sales of U.S. Government securities for the fiscal year ended November 30, 2021.

Each Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended November 30, 2021, the following Funds engaged in cross-trades:

Notes to Financial Statements (continued)

Fund	Purchases	Sales	Gain (Loss)
Dividend Growth Fund	$10,146,111	$1,038,343	$(12,844)
Growth Opportunities Fund	24,069,154	123,294	116,014
Small Cap Value Fund	–	164,104	(811)

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

Dividend Growth Fund entered into E-Mini S&P 500 Index futures contracts for the fiscal year ended November 30, 2021 (as described in Note 2(g)) to manage cash. The Fund bears the risk that the underlying index will move unexpectedly, in which case the Fund may realize a loss. There is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

As of November 30, 2021, the Fund had futures contracts with unrealized depreciation of $(824,713). Amounts of $10,552,166 and $(1,425,726) are included in the Statements of Operations related to futures contracts under the captions Net realized gain (loss) on futures contracts and Net change in unrealized appreciation/depreciation on futures contracts, respectively. The average number of futures contracts throughout the year was 191.

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the Statements of Assets and Liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by a counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Funds’ accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the Statements of Assets and Liabilities across transactions between the Funds and the applicable counterparty:

			Dividend Growth Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreements	$38,836,135	$ –	$38,836,135
Total	$38,836,135	$ –	$38,836,135

	Net Amount of	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$38,836,135	$ –	$ –	$(38,836,135)	$ –
Total	$38,836,135	$ –	$ –	$(38,836,135)	$ –

Notes to Financial Statements (continued)

		Growth Opportunities Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreements	$21,445,133	$ –	$21,445,133
Total	$21,445,133	$ –	$21,445,133

	Net Amount of	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$21,445,133	$ –	$ –	$(21,445,133)	$ –
Total	$21,445,133	$ –	$ –	$(21,445,133)	$ –

			Small Cap Value Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreements	$10,755,020	$ –	$10,755,020
Total	$10,755,020	$ –	$10,755,020

	Net Amount of	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$10,755,020	$ –	$ –	$(10,755,020)	$ –
Total	$10,755,020	$ –	$ –	$(10,755,020)	$ –

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets (liabilities) presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of November 30, 2021.

8.	DIRECTORS’ REMUNERATION

The Company’s officers and the one Director, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of and may elect to defer receipt of an additional portion of, Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the Funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statements of Operations and in Directors’ fees payable on the Statements of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

9.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of each Fund’s expenses.

Notes to Financial Statements (continued)

10.	LINE OF CREDIT

For the period ended August 4, 2021, the Funds and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a syndicated line of credit facility with various lenders for $1.17 billion (the “Syndicated Facility”) whereas State Street Bank and Trust Company (“SSB”) participated as a lender and as agent for the lenders. The Participating Funds were subject to graduated borrowing limits of one-third of Funds net assets (if Fund net assets are less than $750 million), $250 million, $300 million, $600 million, or $900 million, based on past borrowings and likelihood of future borrowings, among other factors.

Effective August 5, 2021, the Participating Funds entered into a Syndicated Facility with various lenders for $1.275 billion whereas SSB participates as a lender and as agent for the lenders. The Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if Fund net assets are less than $750 million), $250 million, $300 million, $700 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

For the fiscal year ended November 30, 2021, the Participating Funds were party to an additional line of credit facility with SSB for $330 million (the “Bilateral Facility”), $250 million committed and $80 million uncommitted. Under the Bilateral Facility, the Participating Funds are subject to graduated borrowing limits of one-third of Funds net assets (if net assets are less than $750 million), $250 million, $300 million, or $330 million, based on past borrowings and likelihood of future borrowings, among other factors.

The Syndicated Facility and the Bilateral Facility are to be used for temporary or emergency purposes as additional sources of liquidity to satisfy redemptions.

For the fiscal year ended November 30, 2021, the Funds did not utilize the Syndicated Facility or Bilateral Facility.

11.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”) certain registered open-end management investment companies managed by Lord Abbett, including each Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the Funds to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

During the fiscal year ended November 30, 2021, the Dividend Growth Fund participated as a lender in the Interfund Lending Program. For the period in which the loan was outstanding, the average amount loaned, interest rate and interest income were as follows:

	Average	Average	Interest
Fund	Amount Loaned	Interest Rate	Income
Dividend Growth Fund	$7,068,604	0.55%	$106

12.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating each Fund’s NAV.

13.	SECURITIES LENDING AGREEMENT

The Funds have established a securities lending agreement with Citibank, N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the

Notes to Financial Statements (continued)

market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Funds’ securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience a delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or becomes insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Any income earned from securities lending is included in Securities lending net income on the Statements of Operations.

The initial collateral received by the Funds are required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by the Citibank, N.A.; the Funds will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Funds continue to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

As of November 30, 2021, the market value of securities loaned and collateral received for the Funds were as follows:

	Market Value of	Collateral
Fund	Securities Loaned	Received(1)
Small Cap Value Fund	$4,963,164	$5,171,056

(1)	Statements of Assets and Liabilities location: Payable for collateral due to broker for securities lending.

14.	INVESTMENT RISKS

Each Fund is subject to the general risks and considerations associated with equity investing. The value of the Funds’ investments will fluctuate in response to movements in the equity securities markets in general and to the changing prospects of individual companies and/or sectors in which the Funds invest.

Dividend Growth Fund invests primarily in equity securities of large and mid-sized company stocks that have a history of growing their dividends, but there is no guarantee that a company will pay a dividend. Also, equity securities may experience significant volatility. Such securities may fall sharply in response to adverse events affecting overall markets, a particular industry or sector, or an individual company’s financial condition. If the Fund’s fundamental research and quantitative analysis fail to produce the intended result, the Fund may suffer losses or underperform its benchmark or other funds with the same investment objective or similar strategies, even in a favorable market. Large and mid-sized company stocks each may perform differently than the market as a whole and other types of stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. Mid-sized company stocks may be less able to weather economic shifts or other adverse developments than those of larger, more established companies. Securities of mid-sized companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be less liquid than equity securities of larger companies, especially over the short term. The securities of mid-sized companies may be less well-

Notes to Financial Statements (continued)

known and less widely held and trade less frequently and in more limited volume than the securities of large cap company stocks. Mid-sized companies also may fall out of favor relative to larger companies in certain market cycles, causing the Fund to incur losses or underperform.

Growth Opportunities Fund has particular risks associated with growth stocks. Growth companies may grow faster than other companies, which may result in more volatility in their stock prices. In addition, if the Fund’s assessment of a company’s potential for growth or market conditions is wrong, it could suffer losses or produce poor performance relative to other funds, even in a favorable market. Growth stocks often are more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. The Fund invests largely in mid-sized company stocks, which may be less able to weather economic shifts or other adverse developments than those of larger, more established companies. Due to the Fund’s investment exposure to American Depositary Receipts and foreign companies and emerging markets, the Fund may experience increased market, liquidity, currency, political, information, and other risks. As compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. The securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets.

Small Cap Value Fund has particular risks associated with small company value stocks. Small company value stocks may perform differently than the market as a whole and other types of stocks, such as large company stocks or growth stocks. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, small cap company stocks may be more volatile and less liquid than large cap company stocks, especially over the short term. The securities of small companies may be less well-known and less widely held and trade less frequently and in more limited volume than the securities of large cap company stocks. Small companies also may fall out of favor relative to larger companies in certain market cycles, causing the Fund to incur losses or underperform. Also, if the Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a favorable market.

Geopolitical and other events (e.g., wars, terrorism, natural disasters, epidemics or pandemics, such as the COVID-19 outbreak which began in late 2019) may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of each Fund’s investments. Market disruptions can also prevent the Funds from implementing their investment strategies and achieving their investment objectives.

The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things, border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and prolonged quarantines, as well as general concern and uncertainty. The impact of the COVID-19 outbreak could negatively affect the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways.

Notes to Financial Statements (continued)

The COVID-19 pandemic and its effects may last for an extended period of time, and in either case could result in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn or recession. The foregoing could disrupt the operations of each Fund and its service providers, adversely affect the value and liquidity of each Fund’s investments, and negatively impact each Fund’s performance and your investment in each Fund.

These factors, and others, can affect each Fund’s performance.

15.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of beneficial interest were as follows:

Dividend Growth Fund	Year Ended November 30, 2021		Year Ended November 30, 2020
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	12,079,403	$235,165,585	15,145,035	$227,111,365
Converted from Class C*	1,226,401	24,216,367	2,476,262	39,387,781
Reinvestment of distributions	3,348,777	60,334,025	5,936,420	93,169,383
Shares reacquired	(13,166,610)	(255,398,425)	(21,222,926)	(322,725,974)
Increase	3,487,971	$64,317,552	2,334,791	$36,942,555
Class C Shares
Shares sold	2,018,151	$38,607,545	2,165,435	$32,608,780
Reinvestment of distributions	238,095	4,145,247	616,096	9,596,875
Shares reacquired	(1,822,106)	(34,628,081)	(3,619,249)	(54,312,420)
Converted to Class A*	(1,245,572)	(24,216,367)	(2,512,889)	(39,387,781)
Decrease	(811,432)	$(16,091,656)	(3,350,607)	$(51,494,546)
Class F Shares
Shares sold	8,062,148	$155,033,507	8,763,581	$137,257,281
Reinvestment of distributions	511,716	9,288,812	787,615	12,370,097
Shares reacquired	(5,120,027)	(99,471,917)	(9,155,551)	(128,284,123)
Increase	3,453,837	$64,850,402	395,645	$21,343,255
Class F3 Shares
Shares sold	3,848,588	$75,862,863	3,578,079	$56,446,055
Reinvestment of distributions	457,727	8,432,672	744,700	11,838,038
Shares reacquired	(3,036,228)	(60,161,024)	(3,370,069)	(52,762,355)
Increase	1,270,087	$24,134,511	952,710	$15,521,738
Class I Shares
Shares sold	1,158,530	$23,029,811	855,554	$13,227,207
Reinvestment of distributions	87,658	1,609,821	147,676	2,345,522
Shares reacquired	(403,924)	(7,899,385)	(1,127,569)	(16,507,536)
Increase (decrease)	842,264	$16,740,247	(124,339)	$(934,807)

Notes to Financial Statements (continued)

Dividend Growth Fund	Year Ended November 30, 2021		Year Ended November 30, 2020
Class P Shares	Shares	Amount	Shares	Amount
Shares sold	5,989	$117,482	9,480	$146,313
Reinvestment of distributions	1,793	32,305	3,732	59,181
Shares reacquired	(18,448)	(369,820)	(21,263)	(310,941)
Decrease	(10,666)	$(220,033)	(8,051)	$(105,447)
Class R2 Shares
Shares sold	20,136	$409,279	5,328	$85,878
Reinvestment of distributions	1,463	26,517	3,110	49,655
Shares reacquired	(7,893)	(157,992)	(18,800)	(257,934)
Increase (decrease)	13,706	$277,804	(10,362)	$(122,401)
Class R3 Shares
Shares sold	149,793	$2,889,075	147,315	$2,264,273
Reinvestment of distributions	22,889	407,344	53,902	843,829
Shares reacquired	(290,523)	(5,628,683)	(418,039)	(6,437,495)
Decrease	(117,841)	$(2,332,264)	(216,822)	$(3,329,393)
Class R4 Shares
Shares sold	50,161	$968,293	84,229	$1,283,532
Reinvestment of distributions	4,634	83,310	10,454	164,060
Shares reacquired	(78,191)	(1,594,205)	(198,230)	(3,166,984)
Decrease	(23,396)	$(542,602)	(103,547)	$(1,719,392)
Class R5 Shares
Shares sold	13,387	$279,562	10,651	$166,940
Reinvestment of distributions	736	13,459	1,014	16,041
Shares reacquired	(7,173)	(139,620)	(6,190)	(102,791)
Increase	6,950	$153,401	5,475	$80,190
Class R6 Shares
Shares sold	123,359	$2,377,309	244,715	$3,934,669
Reinvestment of distributions	11,134	204,545	16,389	261,014
Shares reacquired	(192,710)	(3,760,229)	(106,305)	(1,575,751)
Increase (decrease)	(58,217)	$(1,178,375)	154,799	$2,619,932

Growth Opportunities Fund	Year Ended November 30, 2021		Year Ended November 30, 2020
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	1,717,640	$52,427,535	2,419,267	$58,861,892
Converted from Class C*	69,100	2,113,900	181,357	4,754,330
Reinvestment of distributions	2,267,685	66,601,903	839,801	19,894,886
Shares reacquired	(2,345,889)	(71,301,966)	(3,515,115)	(86,534,033)
Increase (decrease)	1,708,536	$49,841,372	(74,690)	$(3,022,925)

Notes to Financial Statements (continued)

Growth Opportunities Fund	Year Ended November 30, 2021		Year Ended November 30, 2020
Class C Shares	Shares	Amount	Shares	Amount
Shares sold	167,836	$3,363,755	267,056	$4,435,421
Reinvestment of distributions	277,273	5,320,876	117,418	1,960,881
Shares reacquired	(283,334)	(5,687,596)	(424,391)	(7,285,535)
Converted to Class A*	(106,115)	(2,113,900)	(258,332)	(4,754,330)
Increase (decrease)	55,660	$883,135	(298,249)	$(5,643,563)
Class F Shares
Shares sold	315,868	$10,141,816	883,151	$23,241,611
Reinvestment of distributions	184,679	5,730,582	48,456	1,202,679
Shares reacquired	(279,663)	(8,969,782)	(559,202)	(13,671,043)
Increase	220,884	$6,902,616	372,405	$10,773,247
Class F3 Shares
Shares sold	1,027,823	$37,309,887	555,999	$17,103,658
Reinvestment of distributions	97,184	3,409,214	13,528	373,366
Shares reacquired	(239,152)	(8,724,274)	(133,255)	(3,977,835)
Increase	885,855	$31,994,827	436,272	$13,499,189
Class I Shares
Shares sold	2,172,847	$84,024,578	201,314	$5,551,157
Reinvestment of distributions	677,010	23,566,711	643,132	17,634,691
Shares reacquired	(2,182,730)	(78,550,233)	(8,698,299)	(240,612,850)
Increase (decrease)	667,127	$29,041,056	(7,853,853)	$(217,427,002)
Class P Shares
Shares sold	14,084	$428,561	20,677	$495,316
Reinvestment of distributions	18,193	513,944	8,007	183,757
Shares reacquired	(20,618)	(608,152)	(53,578)	(1,248,744)
Increase (decrease)	11,659	$334,353	(24,894)	$(569,671)
Class R2 Shares
Shares sold	22,269	$623,994	28,129	$643,847
Reinvestment of distributions	3,969	108,120	1,042	23,214
Shares reacquired	(15,414)	(444,982)	(28,095)	(630,859)
Increase	10,824	$287,132	1,076	$36,202
Class R3 Shares
Shares sold	77,403	$2,265,852	124,685	$2,936,480
Reinvestment of distributions	88,313	2,478,074	38,682	883,104
Shares reacquired	(204,954)	(5,957,085)	(275,893)	(6,761,848)
Decrease	(39,238)	$(1,213,159)	(112,526)	$(2,942,264)
Class R4 Shares
Shares sold	44,793	$1,337,302	33,488	$837,689
Reinvestment of distributions	9,492	278,864	2,311	54,769
Shares reacquired	(30,188)	(955,362)	(15,965)	(413,128)
Increase	24,097	$660,804	19,834	$479,330

Notes to Financial Statements (continued)

Growth Opportunities Fund	Year Ended November 30, 2021		Year Ended November 30, 2020
Class R5 Shares	Shares	Amount	Shares	Amount
Shares sold	2,728	$98,755	3,460	$92,243
Reinvestment of distributions	338	11,783	152	4,172
Shares reacquired	(491)	(17,255)	(4,027)	(109,496)
Increase (decrease)	2,575	$93,283	(415)	$(13,081)
Class R6 Shares
Shares sold	72,344	$2,649,138	124,983	$3,663,158
Reinvestment of distributions	14,047	492,786	4,622	127,527
Shares reacquired	(55,540)	(1,993,385)	(71,782)	(2,114,186)
Increase	30,851	$1,148,539	57,823	$1,676,499

Small Cap Value Fund	Year Ended November 30, 2021		Year Ended November 30, 2020
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	1,462,005	$25,422,600	1,506,049	$19,124,760
Converted from Class C*	15,593	269,722	34,596	416,456
Reinvestment of distributions	141,315	2,051,899	2,656,952	39,907,424
Shares reacquired	(2,579,487)	(43,907,920)	(5,173,744)	(65,731,630)
Decrease	(960,574)	$(16,163,699)	(976,147)	$(6,282,990)
Class C Shares
Shares sold	573,149	$3,659,774	215,913	$1,010,520
Reinvestment of distributions	26,210	137,344	548,828	3,045,992
Shares reacquired	(479,301)	(2,943,519)	(721,631)	(3,529,274)
Converted to Class A*	(43,367)	(269,722)	(93,981)	(416,456)
Increase (decrease)	76,691	$583,877	(50,871)	$110,782
Class F Shares
Shares sold	1,809,298	$32,386,066	302,144	$3,894,088
Reinvestment of distributions	7,306	107,176	103,776	1,575,324
Shares reacquired	(1,593,571)	(28,347,493)	(349,586)	(4,492,718)
Increase	223,033	$4,145,749	56,334	$976,694
Class F3 Shares
Shares sold	290,546	$6,468,803	444,470	$6,568,129
Reinvestment of distributions	14,669	273,146	212,091	4,067,898
Shares reacquired	(397,573)	(8,696,251)	(594,213)	(9,382,671)
Increase (decrease)	(92,358)	$(1,954,302)	62,348	$1,253,356
Class I Shares
Shares sold	1,088,620	$23,675,828	3,427,861	$51,656,306
Reinvestment of distributions	190,368	3,516,095	2,998,650	57,124,282
Shares reacquired	(3,391,818)	(73,470,048)	(6,905,247)	(103,075,268)
Increase (decrease)	(2,112,830)	$(46,278,125)	(478,736)	$5,705,320
Class P Shares
Shares sold	149,070	$2,434,946	191,966	$2,072,047
Reinvestment of distributions	10,843	145,736	250,552	3,487,685
Shares reacquired	(433,468)	(6,907,347)	(556,339)	(6,607,420)
Decrease	(273,555)	$(4,326,665)	(113,821)	$(1,047,688)

Notes to Financial Statements (concluded)

Small Cap Value Fund	Year Ended November 30, 2021		Year Ended November 30, 2020
Class R2 Shares	Shares	Amount	Shares	Amount
Shares sold	10,970	$171,154	13,226	$152,765
Reinvestment of distributions	296	3,908	6,806	93,108
Shares reacquired	(8,016)	(121,070)	(22,620)	(226,173)
Increase (decrease)	3,250	$53,992	(2,588)	$19,700
Class R3 Shares
Shares sold	78,230	$1,233,247	52,799	$586,493
Reinvestment of distributions	3,011	40,717	70,784	990,977
Shares reacquired	(121,335)	(1,940,314)	(135,603)	(1,569,798)
Increase (decrease)	(40,094)	$(666,350)	(12,020)	$7,672
Class R4 Shares
Shares sold	24,882	$415,711	38,393	$492,208
Reinvestment of distributions	216	3,141	5,169	77,794
Shares reacquired	(23,505)	(390,937)	(113,833)	(1,792,612)
Increase (decrease)	1,593	$27,915	(70,271)	$(1,222,610)
Class R5 Shares
Shares sold	14,746	$334,971	3,116	$57,825
Reinvestment of distributions	15	275	408	7,774
Shares reacquired	(1,748)	(37,424)	(4,638)	(67,829)
Increase (decrease)	13,013	$297,822	(1,114)	$(2,230)
Class R6 Shares
Shares sold	56,686	$1,245,799	247,708	$3,657,465
Reinvestment of distributions	1,766	32,859	19,026	364,918
Shares reacquired	(127,306)	(2,610,208)	(207,764)	(3,203,603)
Increase (decrease)	(68,854)	$(1,331,550)	58,970	$818,780

*	Automatic conversion of Class C shares occurs on the 25th day of the month (or, if the 25th day was not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted. Prior to June 30, 2020, conversion occurred following the tenth anniversary of the day on which the purchase was accepted.

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of Lord Abbett Research Fund, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Lord Abbett Research Fund, Inc. (the “Company”) comprising the Lord Abbett Dividend Growth Fund, Lord Abbett Growth Opportunities Fund, and Lord Abbett Small-Cap Value Series, including the schedules of investments as of November 30, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds constituting the Lord Abbett Research Fund, Inc. as of November 30, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP
New York, New York
January 28, 2022

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the state of organization. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the investment adviser. Generally, each Board member holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Independent Board Members

The following Independent Board Members also are board members of each of the 14 investment companies in the Lord Abbett Family of Funds, which consist of 63 investment portfolios.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Board member since 2011	Principal Occupation: None. Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Board member since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Board member since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None.

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2012	Principal Occupation: Independent management advisor and consultant (since 2012). Other Directorships: Blyth, Inc., a home products company (2004–2015).

Charles O. Prince Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1950)	Board member since 2019

Principal Occupation: None. Formerly Chairman and Chief Executive Officer, Citigroup, Inc. (Retired 2007).

Other Directorships: Currently serves as director of Johnson & Johnson (2006–Present). Previously served as director of Xerox Corporation (2008–2018).

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.

Lorin Patrick Taylor Radtke Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1968)	Board member since 2021

Principal Occupation: Partner and Co-Founder of M Seven 8 Partners LLC, a venture capital firm (since 2016). Formerly partner, Goldman Sachs.

Other Directorships: Currently serves as director of Assured Guaranty (2021–Present).

Leah Song Richardson Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1966)	Board member since 2021

Principal Occupation: President of Colorado College (since 2021) and was formerly Dean at University of California, Irvine-School of Law (2017–2021) and formerly Professor of Law at University of California, Irvine (2014–2017).

Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2016	Principal Occupation: None. Other Directorships: None.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2006; Chairman since 2017

Principal Occupation: Chairman of Tullis Health Investors – FL LLC (since 2018); CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (1990–2016).

Other Directorships: Currently serves as director of Crane Co. (since 1998), Alphatec Spine (since 2018), electroCore, Inc. (since 2018), and Exagen Inc. (since 2019).

Interested Board Members

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Fund as defined in the Act. Mr. Sieg is a board member of each of the 14 investment companies in the Lord Abbett Family of Funds, which consist of 63 investment portfolios. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Board member since 2016; President and Chief Executive Officer since 2018	Principal Occupation: Managing Partner (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Fund. All of the officers of the Fund also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.

Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014.

Pamela P. Chen (1978)	Vice President, Assistant Secretary and Privacy Officer	Elected as Vice President and Assistant Secretary in 2018 and Privacy Officer in 2019	Associate General Counsel, joined Lord Abbett in 2017 and was formerly Special Counsel at Schulte, Roth & Zabel LLP (2005–2017).

John T. Fitzgerald (1975)	Vice President and Assistant Secretary	Elected in 2018	Deputy General Counsel, joined Lord Abbett in 2018 and was formerly Deputy Head of U.S. Funds Legal, Executive Director and Assistant General Counsel at JPMorgan Chase (2005–2018).

Vito A. Fronda (1969)	Vice President and Assistant Treasurer	Elected as Vice President and Assistant Treasurer in 2021	Partner and Director of U.S. Fund Treasury & Global Taxation, joined Lord Abbett in 2003.

Michael J. Hebert (1976)	Chief Financial Officer and Treasurer	Elected as Chief Financial Officer and Treasurer in 2021	Head of Global Fund Finance, joined Lord Abbett in 2021 and was formerly Vice President at Eaton Vance Management (EVM) (2014–2021) and Calvert Research & Management (CRM) (2016–2021), and Assistant Treasurer of registered investment companies managed, advised or administered by EVM and CRM during such years.

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014.

Amanda S. Ryan (1978)	Vice President and Assistant Secretary	Elected in 2018	Counsel, joined Lord Abbett in 2016

Lawrence B. Stoller (1963)	Vice President, Secretary and Chief Legal Officer	Elected as Vice President and Secretary in 2007 and Chief Legal Officer in 2019	Partner and General Counsel, joined Lord Abbett in 2007.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Fund’s Board members. It is available free upon request.

Approval of Advisory Contract

The Board, including all of the Directors who are not “interested persons” of the Company or of Lord Abbett, as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”), annually considers whether to approve the continuation of the existing management agreement between each Fund and Lord Abbett (the “Agreement”). In connection with its most recent approval, the Board reviewed materials relating specifically to the Agreement, as well as numerous materials received throughout the course of the year, including information about each Fund’s investment performance compared to the performance of an appropriate benchmark. Before making its decision as to each Fund, the Board had the opportunity to ask questions and request further information, taking into account its knowledge of Lord Abbett gained through its meetings and discussions. These meetings and discussions included reviews of Fund performance conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management. The Independent Directors also met with their independent legal counsel in various private sessions at which no representatives of management were present.

The materials received by the Board as to each Fund included, but were not limited to: (1) information provided by Broadridge Financial Solutions (“Broadridge”) regarding the investment performance of the Fund compared to the investment performance of certain funds with similar investment styles as determined by Broadridge, based, in part, on the Fund’s Morningstar category (the “performance peer group”), and the investment performance of one or more appropriate benchmarks; (2) information provided by Broadridge regarding the expense ratios, contractual and actual management fee rates, and other expense components for the Fund and certain funds in the same Morningstar category, with generally the same or similar share classes and operational characteristics, including asset size (the “expense peer group”); (3) certain supplemental investment performance information provided by Lord Abbett; (4) information provided by Lord Abbett on the expense ratios, management fee rates, and other expense components for the Fund; (5) sales and redemption information for the Fund; (6) information regarding Lord Abbett’s financial condition; (7) an analysis of the relative profitability of the Agreement to Lord Abbett; (8) information provided by Lord Abbett regarding the investment management fee schedules for Lord Abbett’s other advisory clients maintaining accounts with a similar investment strategy as the Fund (in the case of Small Cap Value Fund); and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management and Related Services Generally. The Board considered the services provided by Lord Abbett to each Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to each Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other. After reviewing these and related factors, the Board concluded that each Fund was likely to continue to benefit from the nature, extent and quality of the investment services provided by Lord Abbett under the Agreement.

Investment Performance. The Board reviewed each Fund’s investment performance in relation to that of its performance peer group and one or more appropriate benchmarks as of various periods ended June 30, 2021. As to Dividend Growth Fund, the Board observed that the Fund’s investment

Approval of Advisory Contract (continued)

performance was above the median of the performance peer group for the one- and three year periods, but below the median of the performance peer group for the five- and ten-year periods. As to Growth Opportunities Fund, the Board observed that the Fund’s investment performance was below the median of the performance peer group for the one-, five- and ten-year periods, but above the median of the performance peer group for the three-year period. With respect to Dividend Growth Fund and Growth Opportunities Fund, the Board also took into account changes to each Fund’s portfolio management team. As to Small Cap Value Fund, the Board observed that the Fund’s investment performance was below the median of the performance peer group for the one-, three-, five-, and ten-year periods. With respect to each Fund, the Board took into account actions taken by Lord Abbett to attempt to improve fund performance. The Board further considered Lord Abbett’s performance and reputation generally, the performance of other Lord Abbett-managed funds overseen by the Board, and the willingness of Lord Abbett to take steps intended to improve performance when appropriate. After reviewing these and other factors, including those described below, the Board concluded that each Fund’s Agreement should be continued.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to each Fund, in light of its investment objective and discipline, and other services provided to each Fund by Lord Abbett. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, and extent of compliance, administrative, and other services performed by Lord Abbett and the nature and extent of Lord Abbett’s supervision of third party service providers, including each Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of each Fund, including the contractual and actual management fee rates, and the expense levels of the Fund’s expense peer group. It also considered how the expense level of each Fund related to those of the expense peer group and the amount and nature of the fees paid by shareholders. As to each Fund, the Board observed that the net total expense ratio of the Fund was below the median of the expense peer group. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that the management fees paid by, and expense level of, each Fund were reasonable in light of all of the factors it considered and supported the continuation of the Agreement on behalf of each Fund.

Profitability. As to each Fund, the Board considered the level of Lord Abbett’s operating margin in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. It considered whether each Fund was profitable to Lord Abbett in connection with the Fund’s operation, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board considered Lord Abbett’s profit margins excluding Lord Abbett’s marketing and distribution expenses. The Board also considered Lord Abbett’s profit margins, without those exclusions, in comparison with available industry data and how those profit margins could affect Lord Abbett’s ability to recruit and retain personnel. The Board recognized that Lord Abbett’s overall profitability was a factor in enabling it to attract and retain qualified personnel to provide services to each Fund. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that Lord Abbett’s profitability with respect to each Fund was not excessive.

Approval of Advisory Contract (concluded)

Economies of Scale. As to each Fund, the Board considered the extent to which there had been economies of scale in managing the Fund, whether the Fund’s shareholders had appropriately benefited from such economies of scale, and whether there was potential for realization of any further economies of scale. The Board also considered information provided by Lord Abbett regarding how it shares any potential economies of scale through its investments in its businesses supporting the Funds. The Board also considered each Fund’s existing management fee schedule, with one or more contractual breakpoints in the level of management fee, and, with respect to Growth Opportunities Fund, the Fund’s expense limitation agreement. Based on these considerations, the Board concluded that economies of scale were adequately addressed in respect of each Fund.

Other Benefits to Lord Abbett. As to each Fund, the Board considered the amount and nature of the fees paid by the Fund and the Fund’s shareholders to Lord Abbett and the Distributor for services other than investment advisory services, such as the fee that Lord Abbett receives from each Fund for providing administrative services to the Fund. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with each Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares of the Lord Abbett Funds. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of each Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Lord Abbett Funds. The Board also took into consideration the investment research that Lord Abbett receives as a result of client brokerage transactions.

Alternative Arrangements. As to each Fund, the Board considered whether, instead of approving continuation of the Agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the Agreement was in the best interests of each Fund and its shareholders and voted unanimously to approve the continuation of the Agreement on behalf of each Fund. As to each Fund, in considering whether to approve the continuation of the Agreement, the Board did not identify any single factor as paramount or controlling. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. This summary does not discuss in detail all matters considered.

Liquidity Risk Management Program

Pursuant to Rule 22e-4 under the 1940 Act, each Fund has adopted a Liquidity Risk Management Program and Policy (“Program”). The Program is designed to assess, manage and periodically review each Fund’s liquidity risk. Liquidity risk is defined under Rule 22e-4 as the risk that each Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board has appointed Lord Abbett as the administrator for each Fund’s Program. At the June 2-3, 2021 meeting, Lord Abbett provided the Board with a report addressing the operation of the Program and assessing its adequacy and effectiveness of implementation for the period March 1, 2020 through March 1, 2021. Lord Abbett reported that the Program operated effectively during the period. In particular, Lord Abbett reported that: each Fund did not breach its 15% limit on illiquid investments at any point during the period and all regulatory reporting related to Rule 22e-4 was completed on time and without issue during the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Funds’ prospectus for more information regarding each Fund’s exposure to liquidity risk and other principal risks to which an investment in each Fund may be subject.

Householding

The Company has adopted a policy that allows it to send only one copy of each Fund’s prospectus, proxy material, annual report and semiannual report (or related notice of internet availability of annual report and semiannual report) to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to each Fund’s portfolio securities, and information on how Lord Abbett voted each Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters as an attachment to Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

Tax Information (unaudited)

The percentages below reflect the portion of ordinary income distributions that are eligible for the corporate dividend received deduction (DRD) and qualified dividend income (QDI) for individual shareholders:

Fund Name	DRD	QDI
Dividend Growth Fund	100%	100%
Small Cap Value Fund	100%	100%

The Small Cap Value Fund designates 4.13% of the dividends distributed during the fiscal year ended November 30, 2021 as a section 199A dividend.

Additionally, of the distributions paid to the shareholders during the fiscal year ended November 30, 2021, the following amounts represent short-term and long-term capital gains:

Fund Name	Short-Term Capital Gains	Long-Term Capital Gains
Dividend Growth Fund	$ –	$65,943,043
Growth Opportunities Fund	19,403,219	92,992,292

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by
LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Research Fund, Inc. Lord Abbett Dividend Growth Fund Lord Abbett Growth Opportunities Fund Lord Abbett Small-Cap Value Series	LARF-2 (01/22)

Item 2:	Code of Ethics.
(a)	In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended November 30, 2021 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	See Item 12(a)(1) concerning the filing of the Code of Ethics.

Item 3:	Audit Committee Financial Expert.

The Registrant’s board of directors has determined that each of the following independent directors who are members of the audit committee is an audit committee financial expert: Evelyn E. Guernsey, Karla M. Rabusch and Mark A. Schmid. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended November 30, 2021 and 2020 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2021	2020
Audit Fees {a}	$126,000	$126,000
Audit-Related Fees	- 0 -	- 0 -
Total audit and audit-related fees	126,000	126,000

Tax Fees {b}	16,682	16,461
All Other Fees	- 0 -	- 0 -

Total Fees	$142,682	$142,461

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended November 30, 2021 and 2020 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and
•	any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended November 30, 2021 and 2020 were:

	Fiscal year ended:
	2021	2020
All Other Fees {a}	$220,000	$214,142

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SOC-1 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended November 30, 2021 and 2020 were:

	Fiscal year ended:
	2021	2020
All Other Fees	$ - 0 -	$ - 0-

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Investments.

Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.
(a)	The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of

1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13:	Exhibits.
(a)(1)	The Lord Abbett Family of Funds Sarbanes-Oxley Code of Ethics for the Principal Executive Officer and Senior Financial Officers is attached hereto as part of EX-99.CODEETH.

(a)(2)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(b)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT RESEARCH FUND, INC.

By:	/s/Douglas B. Sieg
Douglas B. Sieg
President and Chief Executive Officer

Date: January 28, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/Douglas B. Sieg
Douglas B. Sieg
President and Chief Executive Officer

Date: January 28, 2022

By:	/s/Michael J. Hebert
Michael J. Hebert
Chief Financial Officer and Treasurer

Date: January 28, 2022